UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06481
                                   ---------

                      FRANKLIN MUNICIPAL SECURITIES TRUST
                      -----------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end: 5/31
                         ----

Date of reporting period: 5/31/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                            MAY 31, 2006
--------------------------------------------------------------------------------

                                                       Franklin California
                                                       High Yield Municipal Fund

                                                       Franklin Tennessee
                                                       Municipal Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       ANNUAL REPORT AND SHAREHOLDER LETTER                 TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                       FRANKLIN
              MUNICIPAL SECURITIES TRUST               Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

ANNUAL REPORT

Municipal Bond Market Overview ............................................    7

Franklin California High Yield Municipal Fund .............................    9

Franklin Tennessee Municipal Bond Fund ....................................   19

Financial Highlights and Statements of Investments ........................   27

Financial Statements ......................................................   47

Notes to Financial Statements .............................................   50

Report of Independent Registered Public Accounting Firm ...................   59

Tax Designation ...........................................................   60

Board Members and Officers ................................................   61

Shareholder Information ...................................................   66

================================================================================

ANNUAL REPORT

MUNICIPAL BOND MARKET OVERVIEW

For the fiscal year ended May 31, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face a tightening Federal Reserve Board (Fed) policy, volatile oil prices, increased inflation expectations, concerns about the dollar, mixed economic releases and the aftermath of Hurricanes Katrina and Rita. In the recent interest rate environment, municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds. The Lehman Brothers Municipal Bond Index returned +1.89% for the period, while the Lehman Brothers U.S. Treasury Index had a -1.39% return. 1

During the reporting period, longer-term yields rose, but not as much as shorter-term yields, which increased as the Fed followed its tightening policy and raised the federal funds target rate from 3.00% to 5.00%. Demand persisted from foreign and domestic buyers who continued to buy intermediate- and longer-term Treasury bonds as they sought relatively higher yield and expected inflation to remain fairly contained. Over the reporting period, short-term rates rose more than longer-term rates, which resulted in a flattening of the yield curve (the spread between yields of short-term and long-term bonds). Toward the end of December, shorter- and intermediate-term interest rates began to converge and eventually the Treasury yield curve inverted, meaning short-term rates grew higher than those on longer-maturity bonds. Over the 12-month reporting period, 2-year Treasury yields increased 144 basis points (100 basis points equal one percentage point), while 10-year Treasury yields rose 112 basis points and 30-year Treasury yields rose 91 basis points. On May 31, 2006, the 2-year Treasury note yielded 5.04%, the 10-year Treasury note yielded 5.12% and the 30-year Treasury bond yielded 5.21%. The municipal yield curve also flattened over the reporting period but remained steeper than the Treasury curve.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 7

According to Municipal Market Data, the 2-year municipal note yield rose
83 basis points and the 10-year increased 53 basis points, while the 30-year municipal yield increased 27 basis points during the period. 2 Consequently, long-maturity municipal bonds continued to perform comparatively well.

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers actively refunded higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result, the municipal bond market had record issuance with more than $408 billion in new deals nationally for 2005. 3 Refunding deals represented more than $130 billion. 3 Just as homebuyers seek to lower their mortgage rates, municipalities tend to borrow more when interest rates are low. So far in 2006, supply has been lighter than in the first five months of 2005. Demand for municipal bonds remained strong over the Funds' fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, and property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive, as they were during the reporting period. This broad base of buyers and tight bond supply supported the municipal bond market.

2. Source: Thomson Financial.

3. Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in California municipal securities including higher-yielding, lower rated securities that pay interest free from such taxes. 1 Its secondary goal is capital appreciation.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments as of 5/31/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .....................................    15.8%
AA ......................................     2.0%
A .......................................     7.1%
BBB .....................................     8.3%
Below Investment Grade ..................     3.9%
Not Rated by S&P ........................    62.9%

*Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   FITCH   INTERNAL
AAA or Aaa                   2.0%     --        7.5%
A                            0.2%     --        3.5%
BBB or Baa                   1.1%    1.2%      10.5%
Below Investment Grade        --      --       36.9%
---------------------------------------------------
Total                        3.3%    1.2%      58.4%

--------------------------------------------------------------------------------

This annual report for Franklin California High Yield Municipal Fund covers the fiscal year ended May 31, 2006.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 30.


                                                               Annual Report | 9

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $10.39 on May 31, 2005, to $10.31 on May 31, 2006. The Fund's Class A shares paid dividends totaling 49.99 cents per share for the same period. 2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.55%, based on an annualization of the current 4.08 cent per share monthly dividend and the maximum offering price of $10.77 on May 31, 2006. An investor in the 2006 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.72% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund experienced healthy inflows during the reporting period. Due to the current, lower interest rate environment, the Fund was forced to invest the new assets in lower-yielding bonds. This reduced the Fund's income and caused dividend distributions to decline, as shown in the dividend distributions table.

STATE UPDATE

California's large and diverse economy has performed fairly close to the nation overall in recent years, and it experienced strong growth across sectors and regions during the year under review. A wide variety of industries including professional services, education, health services, trade and manufacturing powered the state's economy. A new defense buildup aided southern California's economic momentum, while some signs indicated a high-technology turnaround, which could benefit northern California. The state's employment picture improved, recording job gains every month during the reporting period. As of May 2006 the unemployment rate stood at 5.0%, which was higher than the 4.6% national rate. 3

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.


10 | Annual Report

Robust economic growth and a $7.5 billion tax-revenue increase over projections for fiscal year 2006 helped California reduce its structural deficit to an estimated $2.5 billion for fiscal year 2007. 4 Capital gains from rising stock markets and housing sales contributed to the higher-than-expected tax receipts, yet the state continued to face structural deficit problems. Deficit financing bonds eased immediate liquidity pressures, but the large discrepancy between ongoing revenues and expenditures remained. In the November 2005 election, voters rejected Governor Schwarzenegger's Reform Agenda, a series of ballot initiatives that would have capped state spending and granted the governor the authority to make midyear budget cuts. Another concern was the governor's fiscal year 2007 budget proposal to spend much of the state's recently replenished reserves.

Based on the state's strong economy and tax revenue surge, independent credit rating agency Standard & Poor's raised California's general obligation bond rating from A to A+ with a stable outlook. 5 Overall debt levels rose rapidly, nearly doubling in the past four years to $1,455 per capita, but are expected to stay manageable. 4 The state's finances improved although legislators continued to grapple with fiscal structural issues.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

PORTFOLIO BREAKDOWN
Franklin California High Yield Municipal Fund 5/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Tax-Supported                                                              45.0%
--------------------------------------------------------------------------------
Prerefunded                                                                12.9%
--------------------------------------------------------------------------------
General Obligation                                                          9.7%
--------------------------------------------------------------------------------
Other Revenue                                                               9.2%
--------------------------------------------------------------------------------
Transportation                                                              7.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      6.3%
--------------------------------------------------------------------------------
Higher Education                                                            3.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        2.6%
--------------------------------------------------------------------------------
Utilities                                                                   2.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.4%
--------------------------------------------------------------------------------
Housing                                                                     0.1%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

4. Source: Standard & Poor's, "Summary: California; General Obligation," RATINGSDIRECT, 5/17/06.

5. This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 11

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                        ---------------------------------------
MONTH                                     CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
June                                     4.27 cents    3.81 cents    3.80 cents
--------------------------------------------------------------------------------
July                                     4.27 cents    3.81 cents    3.80 cents
--------------------------------------------------------------------------------
August                                   4.27 cents    3.81 cents    3.80 cents
--------------------------------------------------------------------------------
September                                4.17 cents    3.70 cents    3.69 cents
--------------------------------------------------------------------------------
October                                  4.17 cents    3.70 cents    3.69 cents
--------------------------------------------------------------------------------
November                                 4.12 cents    3.65 cents    3.64 cents
--------------------------------------------------------------------------------
December                                 4.12 cents    3.64 cents    3.64 cents
--------------------------------------------------------------------------------
January                                  4.12 cents    3.64 cents    3.64 cents
--------------------------------------------------------------------------------
February                                 4.12 cents    3.64 cents    3.64 cents
--------------------------------------------------------------------------------
March                                    4.12 cents    3.64 cents    3.64 cents
--------------------------------------------------------------------------------
April                                    4.12 cents    3.64 cents    3.64 cents
--------------------------------------------------------------------------------
May                                      4.12 cents    3.64 cents    3.64 cents
--------------------------------------------------------------------------------
TOTAL                                   49.99 CENTS   44.32 CENTS   44.26 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy, as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

PERFORMANCE SUMMARY AS OF 5/31/06

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FCAMX)                           CHANGE     5/31/06    5/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.08      $10.31     $10.39
--------------------------------------------------------------------------------
DISTRIBUTIONS (JUNE 2005-MAY 2006)
--------------------------------------------------------------------------------
Dividend Income                        $0.4999
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBCAX)                           CHANGE     5/31/06    5/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.08      $10.36     $10.44
--------------------------------------------------------------------------------
DISTRIBUTIONS (JUNE 2005-MAY 2006)
--------------------------------------------------------------------------------
Dividend Income                        $0.4432
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCAHX)                           CHANGE     5/31/06    5/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.08      $10.35     $10.43
--------------------------------------------------------------------------------
DISTRIBUTIONS (JUNE 2005-MAY 2006)
--------------------------------------------------------------------------------
Dividend Income                        $0.4426
--------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------
CLASS A                                               1-YEAR     5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                             +4.13%    +35.30%         +83.30%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                         -0.28%     +5.32%          +5.78%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 3                    -1.26%     +5.14%          +5.15%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.55%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    7.72%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               4.18%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                7.09%
---------------------------------------------------------------------------------------------
CLASS B                                               1-YEAR     5-YEAR    INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                             +3.54%    +31.73%         +50.80%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                         -0.42%     +5.34%          +6.70%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 3                    -1.32%     +5.16%          +6.59%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.18%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    7.09%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.81%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                6.46%
---------------------------------------------------------------------------------------------
CLASS C                                               1-YEAR     5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                             +3.54%    +31.63%         +73.74%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                         +2.55%     +5.65%          +5.68%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 3                    +1.63%     +5.49%          +5.41%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.19%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    7.11%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.82%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                6.48%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (6/1/96-5/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             FRANKLIN CALIFORNIA HIGH YIELD
                     MUNICIPAL FUND             LEHMANN BROTHERS
   DATE                 CLASS A              MUNICIPAL BOND INDEX 7     CPI 7
----------   ------------------------------  ----------------------    -------
  6/1/1996              $ 9,571                      $10,000           $10,000
 6/30/1996              $ 9,723                      $10,109           $10,006
 7/31/1996              $ 9,786                      $10,200           $10,026
 8/31/1996              $ 9,800                      $10,198           $10,045
 9/30/1996              $ 9,961                      $10,341           $10,077
10/31/1996              $10,083                      $10,458           $10,109
11/30/1996              $10,266                      $10,649           $10,128
12/31/1996              $10,248                      $10,604           $10,128
 1/31/1997              $10,250                      $10,624           $10,160
 2/28/1997              $10,354                      $10,722           $10,192
 3/31/1997              $10,253                      $10,579           $10,217
 4/30/1997              $10,358                      $10,667           $10,230
 5/31/1997              $10,495                      $10,828           $10,223
 6/30/1997              $10,642                      $10,943           $10,236
 7/31/1997              $10,937                      $11,246           $10,249
 8/31/1997              $10,887                      $11,141           $10,268
 9/30/1997              $11,089                      $11,273           $10,294
10/31/1997              $11,177                      $11,346           $10,319
11/30/1997              $11,275                      $11,413           $10,313
12/31/1997              $11,448                      $11,579           $10,300
 1/31/1998              $11,547                      $11,698           $10,319
 2/28/1998              $11,560                      $11,702           $10,338
 3/31/1998              $11,560                      $11,712           $10,358
 4/30/1998              $11,549                      $11,659           $10,377
 5/31/1998              $11,736                      $11,844           $10,396
 6/30/1998              $11,802                      $11,891           $10,409
 7/31/1998              $11,846                      $11,920           $10,421
 8/31/1998              $12,024                      $12,105           $10,434
 9/30/1998              $12,203                      $12,255           $10,447
10/31/1998              $12,192                      $12,255           $10,473
11/30/1998              $12,271                      $12,298           $10,473
12/31/1998              $12,290                      $12,329           $10,466
 1/31/1999              $12,401                      $12,476           $10,492
 2/28/1999              $12,375                      $12,421           $10,504
 3/31/1999              $12,394                      $12,438           $10,536
 4/30/1999              $12,413                      $12,469           $10,613
 5/31/1999              $12,329                      $12,397           $10,613
 6/30/1999              $12,115                      $12,219           $10,613
 7/31/1999              $12,134                      $12,263           $10,645
 8/31/1999              $11,954                      $12,165           $10,670
 9/30/1999              $11,950                      $12,170           $10,722
10/31/1999              $11,661                      $12,038           $10,741
11/30/1999              $11,764                      $12,166           $10,747
12/31/1999              $11,460                      $12,076           $10,747
 1/31/2000              $11,275                      $12,023           $10,779
 2/29/2000              $11,452                      $12,163           $10,843
 3/31/2000              $11,813                      $12,428           $10,932
 4/30/2000              $11,772                      $12,355           $10,939
 5/31/2000              $11,720                      $12,291           $10,951
 6/30/2000              $11,889                      $12,616           $11,009
 7/31/2000              $12,096                      $12,792           $11,034
 8/31/2000              $12,440                      $12,989           $11,034
 9/30/2000              $12,424                      $12,922           $11,092
10/31/2000              $12,533                      $13,063           $11,111
11/30/2000              $12,542                      $13,161           $11,117
12/31/2000              $12,742                      $13,487           $11,111
 1/31/2001              $12,853                      $13,620           $11,181
 2/28/2001              $12,901                      $13,663           $11,226
 3/31/2001              $13,013                      $13,786           $11,252
 4/30/2001              $12,816                      $13,637           $11,296
 5/31/2001              $12,969                      $13,783           $11,347
 6/30/2001              $13,057                      $13,876           $11,367
 7/31/2001              $13,250                      $14,081           $11,335
 8/31/2001              $13,550                      $14,313           $11,335
 9/30/2001              $13,507                      $14,265           $11,386
10/31/2001              $13,663                      $14,435           $11,347
11/30/2001              $13,579                      $14,313           $11,328
12/31/2001              $13,427                      $14,178           $11,284
 1/31/2002              $13,638                      $14,424           $11,309
 2/28/2002              $13,674                      $14,598           $11,354
 3/31/2002              $13,465                      $14,312           $11,418
 4/30/2002              $13,638                      $14,591           $11,481
 5/31/2002              $13,744                      $14,680           $11,481
 6/30/2002              $13,890                      $14,835           $11,488
 7/31/2002              $13,982                      $15,026           $11,501
 8/31/2002              $14,131                      $15,207           $11,539
 9/30/2002              $14,378                      $15,540           $11,558
10/31/2002              $14,134                      $15,282           $11,577
11/30/2002              $14,101                      $15,218           $11,577
12/31/2002              $14,337                      $15,540           $11,552
 1/31/2003              $14,316                      $15,500           $11,603
 2/28/2003              $14,496                      $15,717           $11,692
 3/31/2003              $14,490                      $15,726           $11,762
 4/30/2003              $14,585                      $15,830           $11,737
 5/31/2003              $14,868                      $16,201           $11,718
 6/30/2003              $14,832                      $16,132           $11,731
 7/31/2003              $14,430                      $15,568           $11,743
 8/31/2003              $14,497                      $15,684           $11,788
 9/30/2003              $14,815                      $16,145           $11,826
10/31/2003              $14,809                      $16,063           $11,814
11/30/2003              $15,025                      $16,231           $11,782
12/31/2003              $15,169                      $16,365           $11,769
 1/31/2004              $15,298                      $16,459           $11,826
 2/29/2004              $15,519                      $16,707           $11,890
 3/31/2004              $15,559                      $16,649           $11,967
 4/30/2004              $15,340                      $16,254           $12,005
 5/31/2004              $15,290                      $16,195           $12,075
 6/30/2004              $15,362                      $16,254           $12,114
 7/31/2004              $15,557                      $16,468           $12,095
 8/31/2004              $15,816                      $16,798           $12,101
 9/30/2004              $15,952                      $16,887           $12,126
10/31/2004              $16,087                      $17,033           $12,190
11/30/2004              $16,035                      $16,892           $12,197
12/31/2004              $16,232                      $17,098           $12,152
 1/31/2005              $16,462                      $17,258           $12,178
 2/28/2005              $16,453                      $17,201           $12,248
 3/31/2005              $16,411                      $17,092           $12,344
 4/30/2005              $16,707                      $17,362           $12,427
 5/31/2005              $16,857                      $17,485           $12,414
 6/30/2005              $16,991                      $17,593           $12,420
 7/31/2005              $16,979                      $17,514           $12,478
 8/31/2005              $17,213                      $17,690           $12,542
 9/30/2005              $17,068                      $17,571           $12,695
10/31/2005              $16,988                      $17,465           $12,720
11/30/2005              $17,139                      $17,548           $12,618
12/31/2005              $17,324                      $17,699           $12,567
 1/31/2006              $17,342                      $17,747           $12,663
 2/28/2006              $17,512                      $17,866           $12,688
 3/31/2006              $17,429                      $17,743           $12,759
 4/30/2006              $17,465                      $17,737           $12,867
 5/31/2006              $17,543                      $17,816           $12,931

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                     5/31/06
-----------------------------------
1-Year                       -0.28%
-----------------------------------
5-Year                       +5.32%
-----------------------------------
10-Year                      +5.78%
-----------------------------------

CLASS B (2/1/00-5/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             FRANKLIN CALIFORNIA HIGH YIELD
                     MUNICIPAL FUND              LEHMAN BROTHERS
  DATE                  CLASS B              MUNICIPAL BOND INDEX 7     CPI 7
----------   ------------------------------  -----------------------   -------
  2/1/2000              $10,000                      $10,000           $10,000
 2/29/2000              $10,137                      $10,116           $10,059
 3/31/2000              $10,452                      $10,337           $10,142
 4/30/2000              $10,422                      $10,276           $10,148
 5/31/2000              $10,382                      $10,223           $10,160
 6/30/2000              $10,526                      $10,494           $10,213
 7/31/2000              $10,704                      $10,640           $10,237
 8/31/2000              $11,014                      $10,804           $10,237
 9/30/2000              $10,994                      $10,747           $10,290
10/31/2000              $11,086                      $10,865           $10,308
11/30/2000              $11,089                      $10,947           $10,314
12/31/2000              $11,259                      $11,217           $10,308
 1/31/2001              $11,352                      $11,328           $10,373
 2/28/2001              $11,400                      $11,364           $10,415
 3/31/2001              $11,482                      $11,466           $10,438
 4/30/2001              $11,303                      $11,342           $10,480
 5/31/2001              $11,432                      $11,464           $10,527
 6/30/2001              $11,515                      $11,541           $10,545
 7/31/2001              $11,668                      $11,712           $10,515
 8/31/2001              $11,938                      $11,905           $10,515
 9/30/2001              $11,895                      $11,865           $10,563
10/31/2001              $12,026                      $12,006           $10,527
11/30/2001              $11,948                      $11,905           $10,509
12/31/2001              $11,809                      $11,792           $10,468
 1/31/2002              $11,987                      $11,997           $10,492
 2/28/2002              $12,013                      $12,141           $10,533
 3/31/2002              $11,825                      $11,903           $10,592
 4/30/2002              $11,970                      $12,136           $10,652
 5/31/2002              $12,069                      $12,210           $10,652
 6/30/2002              $12,179                      $12,339           $10,658
 7/31/2002              $12,254                      $12,498           $10,669
 8/31/2002              $12,379                      $12,648           $10,705
 9/30/2002              $12,601                      $12,925           $10,723
10/31/2002              $12,371                      $12,711           $10,741
11/30/2002              $12,348                      $12,658           $10,741
12/31/2002              $12,536                      $12,925           $10,717
 1/31/2003              $12,524                      $12,892           $10,764
 2/28/2003              $12,662                      $13,072           $10,847
 3/31/2003              $12,651                      $13,080           $10,912
 4/30/2003              $12,740                      $13,167           $10,889
 5/31/2003              $12,980                      $13,475           $10,871
 6/30/2003              $12,944                      $13,418           $10,883
 7/31/2003              $12,575                      $12,948           $10,895
 8/31/2003              $12,640                      $13,045           $10,936
 9/30/2003              $12,911                      $13,428           $10,972
10/31/2003              $12,899                      $13,361           $10,960
11/30/2003              $13,081                      $13,500           $10,930
12/31/2003              $13,200                      $13,612           $10,918
 1/31/2004              $13,293                      $13,690           $10,972
 2/29/2004              $13,491                      $13,896           $11,031
 3/31/2004              $13,506                      $13,847           $11,102
 4/30/2004              $13,324                      $13,519           $11,137
 5/31/2004              $13,274                      $13,470           $11,203
 6/30/2004              $13,330                      $13,519           $11,238
 7/31/2004              $13,493                      $13,697           $11,220
 8/31/2004              $13,711                      $13,972           $11,226
 9/30/2004              $13,821                      $14,046           $11,250
10/31/2004              $13,932                      $14,167           $11,309
11/30/2004              $13,880                      $14,050           $11,315
12/31/2004              $14,044                      $14,221           $11,274
 1/31/2005              $14,235                      $14,354           $11,297
 2/28/2005              $14,221                      $14,307           $11,363
 3/31/2005              $14,179                      $14,216           $11,451
 4/30/2005              $14,440                      $14,441           $11,528
 5/31/2005              $14,549                      $14,543           $11,517
 6/30/2005              $14,658                      $14,633           $11,523
 7/31/2005              $14,641                      $14,567           $11,576
 8/31/2005              $14,835                      $14,714           $11,635
 9/30/2005              $14,718                      $14,615           $11,777
10/31/2005              $14,629                      $14,526           $11,801
11/30/2005              $14,752                      $14,596           $11,706
12/31/2005              $14,903                      $14,721           $11,659
 1/31/2006              $14,927                      $14,761           $11,748
 2/28/2006              $15,050                      $14,860           $11,771
 3/31/2006              $14,973                      $14,758           $11,836
 4/30/2006              $14,997                      $14,752           $11,937
 5/31/2006              $15,080                      $14,818           $11,996

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                     5/31/06
-----------------------------------
1-Year                       -0.42%
-----------------------------------
5-Year                       +5.34%
-----------------------------------
Since Inception (2/1/00)     +6.70%
-----------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C                     5/31/06
-----------------------------------
1-Year                       +2.55%
-----------------------------------
5-Year                       +5.65%
-----------------------------------
10-Year                      +5.68%
-----------------------------------

CLASS C (6/1/96-5/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             FRANKLIN CALIFORNIA HIGH YIELD
                     MUNICIPAL FUND              LEHMAN BROTHERS
   DATE                 CLASS C              MUNICIPAL BOND INDEX 7     CPI 7
----------   ------------------------------  ----------------------    -------
  6/1/1996              $10,000                      $10,000           $10,000
 6/30/1996              $10,143                      $10,109           $10,006
 7/31/1996              $10,216                      $10,200           $10,026
 8/31/1996              $10,217                      $10,198           $10,045
 9/30/1996              $10,381                      $10,341           $10,077
10/31/1996              $10,502                      $10,458           $10,109
11/30/1996              $10,687                      $10,649           $10,128
12/31/1996              $10,673                      $10,604           $10,128
 1/31/1997              $10,668                      $10,624           $10,160
 2/28/1997              $10,769                      $10,722           $10,192
 3/31/1997              $10,668                      $10,579           $10,217
 4/30/1997              $10,762                      $10,667           $10,230
 5/31/1997              $10,910                      $10,828           $10,223
 6/30/1997              $11,047                      $10,943           $10,236
 7/31/1997              $11,358                      $11,246           $10,249
 8/31/1997              $11,301                      $11,141           $10,268
 9/30/1997              $11,505                      $11,273           $10,294
10/31/1997              $11,590                      $11,346           $10,319
11/30/1997              $11,698                      $11,413           $10,313
12/31/1997              $11,860                      $11,579           $10,300
 1/31/1998              $11,971                      $11,698           $10,319
 2/28/1998              $11,971                      $11,702           $10,338
 3/31/1998              $11,968                      $11,712           $10,358
 4/30/1998              $11,950                      $11,659           $10,377
 5/31/1998              $12,148                      $11,844           $10,396
 6/30/1998              $12,206                      $11,891           $10,409
 7/31/1998              $12,245                      $11,920           $10,421
 8/31/1998              $12,423                      $12,105           $10,434
 9/30/1998              $12,601                      $12,255           $10,447
10/31/1998              $12,585                      $12,255           $10,473
11/30/1998              $12,663                      $12,298           $10,473
12/31/1998              $12,667                      $12,329           $10,466
 1/31/1999              $12,788                      $12,476           $10,492
 2/28/1999              $12,745                      $12,421           $10,504
 3/31/1999              $12,758                      $12,438           $10,536
 4/30/1999              $12,784                      $12,469           $10,613
 5/31/1999              $12,690                      $12,397           $10,613
 6/30/1999              $12,464                      $12,219           $10,613
 7/31/1999              $12,477                      $12,263           $10,645
 8/31/1999              $12,286                      $12,165           $10,670
 9/30/1999              $12,276                      $12,170           $10,722
10/31/1999              $11,963                      $12,038           $10,741
11/30/1999              $12,075                      $12,166           $10,747
12/31/1999              $11,759                      $12,076           $10,747
 1/31/2000              $11,565                      $12,023           $10,779
 2/29/2000              $11,729                      $12,163           $10,843
 3/31/2000              $12,092                      $12,428           $10,932
 4/30/2000              $12,046                      $12,355           $10,939
 5/31/2000              $12,000                      $12,291           $10,951
 6/30/2000              $12,166                      $12,616           $11,009
 7/31/2000              $12,372                      $12,792           $11,034
 8/31/2000              $12,717                      $12,989           $11,034
 9/30/2000              $12,695                      $12,922           $11,092
10/31/2000              $12,788                      $13,063           $11,111
11/30/2000              $12,791                      $13,161           $11,117
12/31/2000              $12,988                      $13,487           $11,111
 1/31/2001              $13,108                      $13,620           $11,181
 2/28/2001              $13,150                      $13,663           $11,226
 3/31/2001              $13,258                      $13,786           $11,252
 4/30/2001              $13,052                      $13,637           $11,296
 5/31/2001              $13,201                      $13,783           $11,347
 6/30/2001              $13,285                      $13,876           $11,367
 7/31/2001              $13,475                      $14,081           $11,335
 8/31/2001              $13,773                      $14,313           $11,335
 9/30/2001              $13,723                      $14,265           $11,386
10/31/2001              $13,875                      $14,435           $11,347
11/30/2001              $13,784                      $14,313           $11,328
12/31/2001              $13,624                      $14,178           $11,284
 1/31/2002              $13,830                      $14,424           $11,309
 2/28/2002              $13,874                      $14,598           $11,354
 3/31/2002              $13,642                      $14,312           $11,418
 4/30/2002              $13,811                      $14,591           $11,481
 5/31/2002              $13,924                      $14,680           $11,481
 6/30/2002              $14,053                      $14,835           $11,488
 7/31/2002              $14,140                      $15,026           $11,501
 8/31/2002              $14,283                      $15,207           $11,539
 9/30/2002              $14,540                      $15,540           $11,558
10/31/2002              $14,274                      $15,282           $11,577
11/30/2002              $14,248                      $15,218           $11,577
12/31/2002              $14,464                      $15,540           $11,552
 1/31/2003              $14,451                      $15,500           $11,603
 2/28/2003              $14,611                      $15,717           $11,692
 3/31/2003              $14,597                      $15,726           $11,762
 4/30/2003              $14,700                      $15,830           $11,737
 5/31/2003              $14,964                      $16,201           $11,718
 6/30/2003              $14,936                      $16,132           $11,731
 7/31/2003              $14,510                      $15,568           $11,743
 8/31/2003              $14,571                      $15,684           $11,788
 9/30/2003              $14,883                      $16,145           $11,826
10/31/2003              $14,885                      $16,063           $11,814
11/30/2003              $15,095                      $16,231           $11,782
12/31/2003              $15,232                      $16,365           $11,769
 1/31/2004              $15,339                      $16,459           $11,826
 2/29/2004              $15,553                      $16,707           $11,890
 3/31/2004              $15,585                      $16,649           $11,967
 4/30/2004              $15,375                      $16,254           $12,005
 5/31/2004              $15,302                      $16,195           $12,075
 6/30/2004              $15,382                      $16,254           $12,114
 7/31/2004              $15,554                      $16,468           $12,095
 8/31/2004              $15,821                      $16,798           $12,101
 9/30/2004              $15,949                      $16,887           $12,126
10/31/2004              $16,077                      $17,033           $12,190
11/30/2004              $16,002                      $16,892           $12,197
12/31/2004              $16,206                      $17,098           $12,152
 1/31/2005              $16,428                      $17,258           $12,178
 2/28/2005              $16,411                      $17,201           $12,248
 3/31/2005              $16,362                      $17,092           $12,344
 4/30/2005              $16,647                      $17,362           $12,427
 5/31/2005              $16,789                      $17,485           $12,414
 6/30/2005              $16,915                      $17,593           $12,420
 7/31/2005              $16,895                      $17,514           $12,478
 8/31/2005              $17,119                      $17,690           $12,542
 9/30/2005              $16,984                      $17,571           $12,695
10/31/2005              $16,880                      $17,465           $12,720
11/30/2005              $17,022                      $17,548           $12,618
12/31/2005              $17,197                      $17,699           $12,567
 1/31/2006              $17,224                      $17,747           $12,663
 2/28/2006              $17,367                      $17,866           $12,688
 3/31/2006              $17,278                      $17,743           $12,759
 4/30/2006              $17,305                      $17,737           $12,867
 5/31/2006              $17,374                      $17,816           $12,931

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 5/31/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


16 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 12/1/05     VALUE 5/31/06    PERIOD* 12/1/05-5/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,024.10               $3.13
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.84               $3.13
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,021.20               $5.90
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.10               $5.89
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,021.20               $5.90
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.10               $5.89
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.62%;
B: 1.17%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


18 | Annual Report

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 5/31/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .....................................   49.0%
AA ......................................   10.3%
A .......................................    3.4%
BBB .....................................    4.9%
Not Rated by S&P ........................   32.4%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                           MOODY'S
AAA or Aaa                          25.0%
AA                                   6.8%
A                                    0.4%
BBB or Baa                           0.2%
----------------------------------------
Total                               32.4%

--------------------------------------------------------------------------------

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, decreased from $11.48 on May 31, 2005, to $11.18 on May 31, 2006. The Fund's Class A

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                                                              Annual Report | 19

DIVIDEND DISTRIBUTIONS 2

Franklin Tennessee Municipal Bond Fund

Class A

---------------------------------------
MONTH               DIVIDEND PER SHARE
---------------------------------------
June                        4.00 cents
---------------------------------------
July                        4.00 cents
---------------------------------------
August                      4.00 cents
---------------------------------------
September                   3.95 cents
---------------------------------------
October                     3.95 cents
---------------------------------------
November                    3.95 cents
---------------------------------------
December                    3.95 cents
---------------------------------------
January                     3.95 cents
---------------------------------------
February                    3.95 cents
---------------------------------------
March                       3.90 cents
---------------------------------------
April                       3.90 cents
---------------------------------------
May                         3.90 cents
---------------------------------------
TOTAL                      47.40 CENTS
---------------------------------------

shares paid dividends totaling 47.40 cents per share for the same period. 2
The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.96%. An investor in the 2006 maximum combined effective federal and Tennessee personal income tax bracket of 38.90% would need to earn a distribution rate of 6.48% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Tennessee's economic recovery continued at a strong pace, supported by solid job growth, a well-diversified economic base and increasing personal income. The state's unemployment rate was 5.4% in May 2006, which was higher than the 4.6% national rate. 3 Gains in the retail and health care sectors helped offset a declining manufacturing base and a transportation sector hurt by high fuel costs. The tourism, housing, retail and leisure development industries also strengthened and benefited virtually every part of the state. Income levels were slightly less than the national average but were slowly improving.

Tennessee's general fund revenue collections exceeded estimates by $261 million in fiscal year 2005. 4 Thus, the state increased its general fund reserve balance to $275 million and strengthened its reserves. 4 Tennessee's financial operations improved partly due to a one-cent sales tax increase implemented three years ago.

The state's fiscal year 2006 budget was balanced successfully and without relying on one-time revenues as it has in the past. This year's budget also reflected the state's implementation of TennCare reforms. Tennessee overcame prolonged legal challenges and litigation, allowing the state to reduce enrollment and limit benefits. Thus, TennCare expenditures, which nearly doubled since fiscal year 2000 to $8.7 billion in fiscal year 2005, were expected to decrease in the near term and not increase significantly in the long term. 5 By the end of fiscal year

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, "New Issue: Tennessee (State of),"
10/28/05.

5. Source: Standard & Poor's, "State Review: Tennessee," RATINGSDIRECT, 12/2/05.


20 | Annual Report

2006's first quarter, the state was already benefiting from its TennCare-related cost-containment measures as it realized significant expenditure reductions in areas such as prescription drug outlays. Overall, the fiscal year 2006 budget was balanced with recurring revenues matching expenses and a conservatively budgeted 3.6% growth in total state revenues. 5

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Tennessee's general obligation bonds AA and Aa2 ratings with a stable outlook. 6 The ratings and outlook reflected the state's increasing economic diversification, low debt burden coupled with moderate future debt issuance, and recent strides made toward long-term fiscal stability.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Tennessee Municipal Bond Fund
5/31/06

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                33.6%**
--------------------------------------------------------------------------------
Prerefunded                                                              27.4%
--------------------------------------------------------------------------------
General Obligation                                                       13.1%
--------------------------------------------------------------------------------
Higher Education                                                          6.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    6.0%
--------------------------------------------------------------------------------
Other Revenue                                                             5.4%
--------------------------------------------------------------------------------
Transportation                                                            3.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      2.1%
--------------------------------------------------------------------------------
Housing                                                                   1.8%
--------------------------------------------------------------------------------
Tax-Supported                                                             0.7%
--------------------------------------------------------------------------------
Corporate-Backed                                                          0.2%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

**The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

6. These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 21

PERFORMANCE SUMMARY AS OF 5/31/06

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRTIX)                               CHANGE   5/31/06   5/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.30    $11.18    $11.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (JUNE 2005-MAY 2006)
--------------------------------------------------------------------------------
Dividend Income                             $0.4740
--------------------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                               1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2                             +1.54%   +28.94%   +67.17%
--------------------------------------------------------------------------------
Average Annual Total Return 3                         -2.78%    +4.30%    +4.82%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 4                    -3.58%    +4.04%    +4.64%
--------------------------------------------------------------------------------
   Distribution Rate 5                       3.96%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6    6.48%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 7               3.43%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 6                5.61%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (6/1/96-5/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              FRANKLIN TENNESSEE MUNICIPAL
                       BOND FUND                 LEHMAN BROTHERS
   DATE                 CLASS A              MUNICIPAL BOND INDEX 8     CPI 8
----------    ----------------------------   ----------------------    -------
 6/1/1996               $ 9,576                      $10,000           $10,000
 6/30/1996              $ 9,698                      $10,109           $10,006
 7/31/1996              $ 9,789                      $10,200           $10,026
 8/31/1996              $ 9,800                      $10,198           $10,045
 9/30/1996              $ 9,963                      $10,341           $10,077
10/31/1996              $10,063                      $10,458           $10,109
11/30/1996              $10,244                      $10,649           $10,128
12/31/1996              $10,203                      $10,604           $10,128
 1/31/1997              $ 9,774                      $10,624           $10,160
 2/28/1997              $ 9,874                      $10,722           $10,192
 3/31/1997              $ 9,747                      $10,579           $10,217
 4/30/1997              $ 9,836                      $10,667           $10,230
 5/31/1997              $ 9,988                      $10,828           $10,223
 6/30/1997              $10,100                      $10,943           $10,236
 7/31/1997              $10,417                      $11,246           $10,249
 8/31/1997              $10,292                      $11,141           $10,268
 9/30/1997              $10,440                      $11,273           $10,294
10/31/1997              $10,507                      $11,346           $10,319
11/30/1997              $10,615                      $11,413           $10,313
12/31/1997              $10,805                      $11,579           $10,300
 1/31/1998              $10,919                      $11,698           $10,319
 2/28/1998              $10,915                      $11,702           $10,338
 3/31/1998              $10,925                      $11,712           $10,358
 4/30/1998              $10,871                      $11,659           $10,377
 5/31/1998              $11,062                      $11,844           $10,396
 6/30/1998              $11,126                      $11,891           $10,409
 7/31/1998              $11,157                      $11,920           $10,421
 8/31/1998              $11,332                      $12,105           $10,434
 9/30/1998              $11,474                      $12,255           $10,447
10/31/1998              $11,433                      $12,255           $10,473
11/30/1998              $11,490                      $12,298           $10,473
12/31/1998              $11,521                      $12,329           $10,466
 1/31/1999              $11,638                      $12,476           $10,492
 2/28/1999              $11,572                      $12,421           $10,504
 3/31/1999              $11,625                      $12,438           $10,536
 4/30/1999              $11,629                      $12,469           $10,613
 5/31/1999              $11,525                      $12,397           $10,613
 6/30/1999              $11,295                      $12,219           $10,613
 7/31/1999              $11,296                      $12,263           $10,645
 8/31/1999              $11,097                      $12,165           $10,670
 9/30/1999              $11,048                      $12,170           $10,722
10/31/1999              $10,799                      $12,038           $10,741
11/30/1999              $10,936                      $12,166           $10,747
12/31/1999              $10,784                      $12,076           $10,747
 1/31/2000              $10,683                      $12,023           $10,779
 2/29/2000              $10,827                      $12,163           $10,843
 3/31/2000              $11,144                      $12,428           $10,932
 4/30/2000              $11,041                      $12,355           $10,939
 5/31/2000              $10,913                      $12,291           $10,951
 6/30/2000              $11,246                      $12,616           $11,009
 7/31/2000              $11,450                      $12,792           $11,034
 8/31/2000              $11,666                      $12,989           $11,034
 9/30/2000              $11,559                      $12,922           $11,092
10/31/2000              $11,702                      $13,063           $11,111
11/30/2000              $11,819                      $13,161           $11,117
12/31/2000              $12,202                      $13,487           $11,111
 1/31/2001              $12,279                      $13,620           $11,181
 2/28/2001              $12,338                      $13,663           $11,226
 3/31/2001              $12,438                      $13,786           $11,252
 4/30/2001              $12,277                      $13,637           $11,296
 5/31/2001              $12,411                      $13,783           $11,347
 6/30/2001              $12,528                      $13,876           $11,367
 7/31/2001              $12,758                      $14,081           $11,335
 8/31/2001              $12,962                      $14,313           $11,335
 9/30/2001              $12,835                      $14,265           $11,386
10/31/2001              $13,021                      $14,435           $11,347
11/30/2001              $12,932                      $14,313           $11,328
12/31/2001              $12,739                      $14,178           $11,284
 1/31/2002              $12,968                      $14,424           $11,309
 2/28/2002              $13,134                      $14,598           $11,354
 3/31/2002              $12,864                      $14,312           $11,418
 4/30/2002              $13,113                      $14,591           $11,481
 5/31/2002              $13,202                      $14,680           $11,481
 6/30/2002              $13,321                      $14,835           $11,488
 7/31/2002              $13,488                      $15,026           $11,501
 8/31/2002              $13,635                      $15,207           $11,539
 9/30/2002              $13,981                      $15,540           $11,558
10/31/2002              $13,657                      $15,282           $11,577
11/30/2002              $13,606                      $15,218           $11,577
12/31/2002              $13,908                      $15,540           $11,552
 1/31/2003              $13,862                      $15,500           $11,603
 2/28/2003              $14,058                      $15,717           $11,692
 3/31/2003              $14,128                      $15,726           $11,762
 4/30/2003              $14,255                      $15,830           $11,737
 5/31/2003              $14,606                      $16,201           $11,718
 6/30/2003              $14,533                      $16,132           $11,731
 7/31/2003              $13,953                      $15,568           $11,743
 8/31/2003              $14,063                      $15,684           $11,788
 9/30/2003              $14,463                      $16,145           $11,826
10/31/2003              $14,402                      $16,063           $11,814
11/30/2003              $14,563                      $16,231           $11,782
12/31/2003              $14,674                      $16,365           $11,769
 1/31/2004              $14,763                      $16,459           $11,826
 2/29/2004              $14,977                      $16,707           $11,890
 3/31/2004              $14,919                      $16,649           $11,967
 4/30/2004              $14,540                      $16,254           $12,005
 5/31/2004              $14,524                      $16,195           $12,075
 6/30/2004              $14,582                      $16,254           $12,114
 7/31/2004              $14,805                      $16,468           $12,095
 8/31/2004              $15,073                      $16,798           $12,101
 9/30/2004              $15,167                      $16,887           $12,126
10/31/2004              $15,323                      $17,033           $12,190
11/30/2004              $15,193                      $16,892           $12,197
12/31/2004              $15,395                      $17,098           $12,152
 1/31/2005              $15,581                      $17,258           $12,178
 2/28/2005              $15,541                      $17,201           $12,248
 3/31/2005              $15,447                      $17,092           $12,344
 4/30/2005              $15,660                      $17,362           $12,427
 5/31/2005              $15,761                      $17,485           $12,414
 6/30/2005              $15,832                      $17,593           $12,420
 7/31/2005              $15,773                      $17,514           $12,478
 8/31/2005              $15,902                      $17,690           $12,542
 9/30/2005              $15,804                      $17,571           $12,695
10/31/2005              $15,718                      $17,465           $12,720
11/30/2005              $15,791                      $17,548           $12,618
12/31/2005              $15,901                      $17,699           $12,567
 1/31/2006              $15,939                      $17,747           $12,663
 2/28/2006              $16,061                      $17,866           $12,688
 3/31/2006              $15,966                      $17,743           $12,759
 4/30/2006              $15,974                      $17,737           $12,867
 5/31/2006              $16,009                      $17,816           $12,931

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                     5/31/06
-----------------------------------
1-Year                       -2.78%
-----------------------------------
5-Year                       +4.30%
-----------------------------------
10-Year                      +4.82%
-----------------------------------


                                                              Annual Report | 23

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.37%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 3.85 cent per share current monthly dividend and the maximum offering price of $11.68 per share on 5/31/06.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Tennessee personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/06.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


24 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 12/1/05     VALUE 5/31/06    PERIOD* 12/1/05-5/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,013.70               $3.51
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.44               $3.53
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


26 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                         -------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
CLASS A                                                        2006           2005           2004           2003           2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    10.39     $     9.94     $    10.21     $     9.97     $     9.95
                                                         -------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ............................         0.50           0.53           0.56           0.54           0.57 d

  Net realized and unrealized gains (losses) .........        (0.08)          0.47          (0.28)          0.25           0.02 d
                                                         -------------------------------------------------------------------------
Total from investment operations .....................         0.42           1.00           0.28           0.79           0.59
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........        (0.50)         (0.55)         (0.55)         (0.55)         (0.57)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- c           -- c           --             --             --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $    10.31     $    10.39     $     9.94     $    10.21     $     9.97
                                                         =========================================================================

Total return b .......................................         4.13%         10.26%          2.81%          8.15%          5.99%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $1,067,011     $  777,960     $  548,292     $  537,770     $  503,337

Ratios to average net assets:

  Expenses before waiver and payments by affiliate ...         0.62%          0.64%          0.65%          0.65%          0.65%

  Expenses net of waiver and payments by affiliate ...         0.62%          0.64%          0.65%          0.65%          0.61%

  Net investment income ..............................         4.80%          5.22%          5.61%          5.36%          5.66% d

Portfolio turnover rate ..............................        11.18%          5.43%          8.79%         10.13%         21.77%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c     Amount is less than $0.01 per share.

d Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share .............................   $ 0.01
      Net realized and unrealized gains (losses) per share ........    (0.01)
      Ratio of net investment income to average net assets ........     0.08%


                         Annual Report | See notes to financial statements. | 27

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                         -------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
CLASS B                                                        2006           2005           2004           2003           2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    10.44     $     9.99     $    10.25     $    10.02     $     9.98
                                                         -------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ............................         0.44           0.48           0.51           0.49           0.52 d

  Net realized and unrealized gains (losses) .........        (0.08)          0.46          (0.28)          0.24           0.03 d
                                                         -------------------------------------------------------------------------
Total from investment operations .....................         0.36           0.94           0.23           0.73           0.55
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........        (0.44)         (0.49)         (0.49)         (0.50)         (0.51)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- c           -- c           --             --             --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $    10.36     $    10.44     $     9.99     $    10.25     $    10.02
                                                         =========================================================================

Total return b .......................................         3.54%          9.61%          2.24%          7.52%          5.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $   29,980     $   31,588     $   28,197     $   29,268     $   23,029

Ratios to average net assets:

  Expenses before waiver and payments by affiliate ...         1.17%          1.19%          1.20%          1.20%          1.20%

  Expenses net of waiver and payments by affiliate ...         1.17%          1.19%          1.20%          1.20%          1.16%

  Net investment income ..............................         4.25%          4.67%          5.06%          4.81%          5.13% d

Portfolio turnover rate ..............................        11.18%          5.43%          8.79%         10.13%         21.77%

a     Based on average daily shares outstanding.

b Total return does not reflect contingent deferred sales charges, if applicable.

c     Amount is less than $0.01 per share.

d Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share .............................   $ 0.01
      Net realized and unrealized gains (losses) per share ........    (0.01)
      Ratio of net investment income to average net assets ........     0.08%


28 | See notes to financial statements. | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                         -------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
CLASS C                                                        2006           2005           2004           2003           2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    10.43     $     9.97     $    10.24     $    10.01     $     9.98
                                                         -------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ............................         0.44           0.48           0.51           0.48           0.52 d

  Net realized and unrealized gains (losses) .........        (0.08)          0.47          (0.29)          0.25           0.02 d
                                                         -------------------------------------------------------------------------
Total from investment operations .....................         0.36           0.95           0.22           0.73           0.54
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........        (0.44)         (0.49)         (0.49)         (0.50)         (0.51)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- c           -- c           --             --             --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $    10.35     $    10.43     $     9.97     $    10.24     $    10.01
                                                         =========================================================================

Total return b .......................................         3.54%          9.72%          2.24%          7.43%          5.49%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $  190,670     $  120,521     $   79,294     $   77,748     $   74,611

Ratios to average net assets:

  Expenses before waiver and payments by affiliate ...         1.17%          1.19%          1.20%          1.20%          1.20%

  Expenses net of waiver and payments by affiliate ...         1.17%          1.19%          1.20%          1.20%          1.16%

  Net investment income ..............................         4.25%          4.67%          5.06%          4.81%          5.12% d

Portfolio turnover rate ..............................        11.18%          5.43%          8.79%         10.13%         21.77%

a     Based on average daily shares outstanding.

b Total return does not reflect contingent deferred sales charges, if applicable.

c     Amount is less than $0.01 per share.

d Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share .............................   $ 0.01
      Net realized and unrealized gains (losses) per share ........    (0.01)
      Ratio of net investment income to average net assets ........     0.08%


                         Annual Report | See notes to financial statements. | 29

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, MAY 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 92.2%
   MUNICIPAL BONDS 92.2%
   CALIFORNIA 89.9%
   ABAG 1915 Act Special Assessment, Windemere Ranch AD,
      1999-1, 6.20%, 9/02/20 ..................................................................     $   1,950,000   $     2,066,239
      1999-1, 6.30%, 9/02/25 ..................................................................         2,935,000         3,118,379
      Series 1, 7.30%, 9/02/17 ................................................................         9,865,000        10,449,008
      Series 1, 7.35%, 9/02/20 ................................................................         7,820,000         8,284,273
      Series 1, 7.45%, 9/02/30 ................................................................         4,815,000         5,109,871
   ABAG Finance Authority for Nonprofit Corps. COP, California Mortgage Insured, 6.15%,
    1/01/22 ...................................................................................         1,220,000         1,261,187
   ABAG Finance Authority for Nonprofit Corps. Revenue, Elder Care Alliance, California
    Mortgage Insured, 5.60%, 8/15/34 ..........................................................         4,260,000         4,476,536
   Adelanto Water Authority Revenue,
      Parity, Water System Acquisition Project, Series A, Pre-Refunded, 7.50%, 9/01/28 ........         3,150,000         3,435,201
      Subordinated, Water System Acquisition Project, Series A, Pre-Refunded, 7.50%,
       9/01/28 ................................................................................         2,000,000         2,192,940
   Alameda CFD No. 2 Special Tax, Refunding, 6.125%, 9/01/16 ..................................         1,240,000         1,258,860
   Alameda PFA Local Agency Revenue, Special Tax, CFD 1, Series A,
      6.70%, 8/01/12 ..........................................................................         3,400,000         3,481,124
      7.00%, 8/01/19 ..........................................................................         4,015,000         4,110,798
   American Canyon Financing Authority Infrastructure Revenue Special Assessment,
   American Canyon Road East,
      5.00%, 9/02/25 ..........................................................................         1,305,000         1,298,514
      5.00%, 9/02/30 ..........................................................................         2,020,000         1,994,689
      5.10%, 9/02/35 ..........................................................................         1,695,000         1,684,661
   Avenal PFAR,
      Pre-Refunded, 7.00%, 9/02/10 ............................................................           840,000           876,792
      Pre-Refunded, 7.25%, 9/02/27 ............................................................         3,665,000         3,894,942
      Refunding, 5.00%, 9/01/30 ...............................................................         1,325,000         1,302,965
      Refunding, 5.00%, 9/01/36 ...............................................................           710,000           680,081
   Beaumont Financing Authority Local Agency Revenue,
      Series B, 5.35%, 9/01/28 ................................................................         1,000,000         1,003,270
      Series B, 5.40%, 9/01/35 ................................................................         1,490,000         1,494,857
      Series C, 5.45%, 9/01/27 ................................................................         6,435,000         6,489,633
      Series C, 5.50%, 9/01/29 ................................................................           855,000           867,628
      Series C, 5.50%, 9/01/35 ................................................................         5,035,000         5,074,240
   Bell GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 ....................................         5,195,000         5,341,811
   Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/27 ..........................         3,940,000         4,095,275
   Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,
      5.00%, 9/02/25 ..........................................................................         3,195,000         3,159,727
      5.125%, 9/02/30 .........................................................................         4,400,000         4,372,456
      5.15%, 9/02/35 ..........................................................................         3,450,000         3,429,058
   Burbank Wastewater Treatment Revenue, Series A, AMBAC Insured, 5.00%, 6/01/34 ..............         1,430,000         1,469,797
   California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 ..........         9,670,000        10,384,129
 a California County Tobacco Securitization Agency Tobacco Settlement Revenue,
      5.25%, 6/01/46 ..........................................................................         5,000,000         4,893,600
      Convertible Bonds Asset Backed, Los Angeles County Security, zero cpn. to 12/01/10,
      5.70% thereafter, 6/01/46................................................................         5,000,000         3,990,750


30 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   California Educational Facilities Authority Revenue,
      California College of the Arts, 5.00%, 6/01/30 ..........................................     $   1,800,000   $     1,794,996
      California College of the Arts, 5.00%, 6/01/35 ..........................................         4,405,000         4,325,578
      Keck Graduate Institute, 6.75%, 6/01/30 .................................................         2,500,000         2,692,925
      Occidental College, Series A, MBIA Insured, 5.00%, 10/01/30 .............................         2,000,000         2,063,020
      Occidental College, Series A, MBIA Insured, 5.00%, 10/01/33 .............................         7,345,000         7,582,097
      Pooled College and University Projects, Series B, Pre-Refunded, 6.30%, 4/01/21 ..........         1,000,000         1,040,870
      Pooled College and University, Series B, 6.625%, 6/01/20 ................................         1,000,000         1,111,110
   California Health Facilities Financing Authority Revenue,
      California-Nevada Methodist, 5.00%, 7/01/26 .............................................         1,750,000         1,787,450
      California-Nevada Methodist, 5.00%, 7/01/36 .............................................         2,075,000         2,096,206
      Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ........................................         2,500,000         2,552,500
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .......................................         3,250,000         3,395,210
      Thessalonika Family, Series A, California Mortgage Insured, 6.20%, 12/01/15 .............           630,000           643,274
   California State GO,
      5.00%, 2/01/33 ..........................................................................        15,600,000        15,848,820
      AMBAC Insured, 5.00%, 3/01/34 ...........................................................        10,000,000        10,236,600
      FGIC Insured, 6.00%, 8/01/19 ............................................................            30,000            30,113
      Various Purpose, MBIA Insured, 5.00%, 3/01/33 ...........................................         2,025,000         2,079,675
   California State Public Works Board Lease Revenue,
      Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29 ........................         5,000,000         5,096,800
      University of California, Institute Project, Series C, AMBAC Insured, 5.00%, 4/01/30 ....         5,000,000         5,150,700
   California State University of Fresno Assn. Inc. Revenue, Senior Auxiliary Organization
    Event Center, Pre-Refunded, 6.00%, 7/01/22 ................................................         3,500,000         3,941,770
      California Statewide CDA, COP,
      Catholic Healthcare West, 6.50%, 7/01/20 ................................................         3,365,000         3,646,045
      Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 ..................................         8,695,000         9,671,622
      International School of the Peninsula Project, 7.50%, 11/01/29 ..........................        10,415,000        10,734,428
      Windward School, 6.90%, 9/01/23 .........................................................         1,945,000         1,989,735
 b California Statewide CDA Lease Revenue, Special Facilities, United Airlines, Series A,
    5.70%, 10/01/33 ...........................................................................         3,320,000         1,768,132
   California Statewide CDA Revenue,
      Bentley School, Refunding, 6.75%, 7/01/32 ...............................................         8,250,000         8,927,325
      Elder Care Alliance, Series A, 8.00%, 11/15/22 ..........................................         3,000,000         3,130,830
      Elder Care Alliance, Series A, 8.25%, 11/15/32 ..........................................         4,000,000         4,182,880
      Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 .............................         9,865,000        11,622,055
      John F. Kennedy University, 6.75%, 10/01/33 .............................................         5,000,000         5,204,000
    a Kaiser Permanente, Series B, 5.00%, 3/01/41 .............................................        25,000,000        25,093,750
      Monterey Institute International, 5.50%, 7/01/31 ........................................         8,285,000         8,000,659
      Presidio Hill School, 6.875%, 8/01/32 ...................................................         6,195,000         6,515,467
      Prospect Sierra School, 6.75%, 9/01/32 ..................................................         5,000,000         5,172,550
      Seven Hills School, 6.50%, 8/01/31 ......................................................         5,600,000         5,689,824
      Sonoma County Day School, 6.75%, 1/01/32 ................................................         6,000,000         6,169,020
      Sutter Health, Series A, 5.00%, 11/15/43 ................................................        16,500,000        16,635,465
      Thomas Jefferson School of Law Project, Pre-Refunded, 7.75%, 10/01/31 ...................         5,000,000         5,871,300
      Turning Point, 6.50%, 11/01/31 ..........................................................         6,130,000         6,319,969
   Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A,
    Pre-Refunded, 6.55%, 10/01/32 .............................................................         5,300,000         5,868,690


                                                              Annual Report | 31

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34 ..................     $   1,120,000   $     1,115,005
   Castro Valley USD, GO, Election of 2005, FGIC Insured, 5.00%, 8/01/34 ......................         5,310,000         5,460,061
   Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02,
      5.00%, 9/02/30 ..........................................................................         1,200,000         1,183,320
      5.05%, 9/02/35 ..........................................................................         1,335,000         1,320,809
   Chino CFD Special Tax,
      No. 03-1, 5.875%, 9/01/33 ...............................................................         1,250,000         1,300,250
      No. 03-3, Improvement Area 1, 5.70%, 9/01/29 ............................................         1,215,000         1,261,036
      No. 03-3, Improvement Area 1, 5.75%, 9/01/34 ............................................         1,420,000         1,471,674
   Chula Vista CFD Special Tax,
      No. 01-1, Improvement Area, San Miguel, Series B, 5.45%, 9/01/36 ........................         2,175,000         2,179,089
      No. 12-I, Mcmillin Otay Ranch, 5.25%, 9/01/30 ...........................................         2,135,000         2,126,118
      No. 12-I, Mcmillin Otay Ranch, 5.25%, 9/01/36 ...........................................         3,705,000         3,660,392
   Chula Vista Special Tax, CFD No. 2000-1, Pre-Refunded, 6.60%, 9/01/30 ......................         1,500,000         1,622,205
   Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero
      cpn., 8/01/27 ...........................................................................         7,500,000         2,671,200
      8/01/28 .................................................................................         5,000,000         1,685,000
   Corona CFD Special Tax,
      No. 01-02, Improvement Nos. 1 and 2, 6.25%, 9/01/32 .....................................         1,890,000         1,953,542
      No. 03-2, Highlands, 5.15%, 9/01/34 .....................................................         2,810,000         2,736,350
   Corona-Norco USD Special Tax,
      CFD No. 04-1, 5.00%, 9/01/24 ............................................................         1,540,000         1,521,736
      CFD No. 04-1, 5.20%, 9/01/36 ............................................................         2,000,000         2,001,400
      CFD No. 99-1, Pre-Refunded, 7.00%, 9/01/29 ..............................................         2,120,000         2,353,115
   Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%,
    9/02/33 ...................................................................................         5,730,000         5,800,823
   Del Mar Race Track Authority Revenue, 5.00%, 8/15/25 .......................................         3,665,000         3,740,572
   Duarte RDA Tax Allocation,
      Capital Appreciation, Merged Redevelopment Project, zero cpn., 12/01/28 .................        30,795,000         8,009,472
      Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ..................................         2,420,000         2,538,967
      Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ..................................         4,120,000         4,315,947
      Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ........................           600,000           634,344
   El Dorado County Public Financing Revenue, Pre-Refunded, 6.375%, 2/15/25 ...................         1,885,000         1,938,553
   El Dorado County Special Tax,
      CFD No. 1992-1, 6.125%, 9/01/16 .........................................................         4,745,000         4,898,263
      CFD No. 2001-1, 5.35%, 9/01/35 ..........................................................         1,900,000         1,909,462
      CFD No. 2005-1, 5.00%, 9/01/21 ..........................................................         1,000,000           983,180
      CFD No. 2005-1, 5.15%, 9/01/25 ..........................................................         2,075,000         2,049,892
      CFD No. 2005-1, 5.25%, 9/01/35 ..........................................................         4,180,000         4,156,759
   El Rancho USD, GO, Capital Appreciation, Election of 2003, FGIC Insured, zero cpn.,
    8/01/29 ...................................................................................         2,400,000           811,152
   Elk Grove Special Tax, East Franklin Community No. 1-A, Pre-Refunded, 6.00%, 8/01/33 .......         1,750,000         1,863,785
   Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1, 7.00%, 9/01/29 .........         3,500,000         3,641,610
   Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 ...................         1,760,000         1,917,221
   Fontana Special Tax,
      CFD No. 12, Pre-Refunded, 6.60%, 9/01/19 ................................................         3,295,000         3,617,416
      CFD No. 12, Pre-Refunded, 6.625%, 9/01/30 ...............................................         7,675,000         8,431,755
      CFD No. 37, 5.00%, 9/01/30 ..............................................................         1,000,000           968,520


32 |  Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
    zero cpn.,
      1/15/26 .................................................................................     $  38,720,000   $    12,185,958
      1/15/30 .................................................................................         4,000,000         1,003,360
      1/15/31 .................................................................................        85,780,000        20,205,479
   Fremont USD Alameda County GO, Election of 2002, Series B, FSA Insured, 5.00%,
    8/01/27 ...................................................................................         5,665,000         5,884,802
   Fullerton Water Revenue COP, AMBAC Insured, 5.00%,
      9/01/28 .................................................................................         2,650,000         2,732,839
      9/01/34 .................................................................................         2,795,000         2,864,959
   Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%,
    7/01/24 ...................................................................................         6,375,000         6,515,632
   Glendora USD, GO, Election of 2005, Series A, MBIA Insured,
      5.00%, 8/01/27 ..........................................................................         1,350,000         1,407,254
      5.25%, 8/01/30 ..........................................................................         2,725,000         2,894,522
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed,
      Series A-2, 7.90%, 6/01/42 ..............................................................           750,000           897,983
      Series A-3, 7.875%, 6/01/42 .............................................................         6,400,000         7,653,312
      Series B, Pre-Refunded, 5.625%, 6/01/38 .................................................        14,000,000        15,428,840
   Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 ........................................         3,705,000         3,815,779
   Hercules RDA Tax Allocation, Hercules Merged Project, Pre-Refunded, 6.40%, 9/01/21 .........         5,000,000         5,503,450
   Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31 ...............         5,000,000         5,346,950
   Imperial County Special Tax, CFD No. 98-1,
      6.45%, 9/01/17 ..........................................................................         2,035,000         2,006,347
      6.50%, 9/01/31 ..........................................................................         5,705,000         5,615,317
   Indio 1915 Act GO,
      AD No. 99-1, 7.125%, 9/02/20 ............................................................         2,160,000         2,326,990
      AD No. 2001-1, 6.50%, 9/02/26 ...........................................................         4,515,000         4,825,090
   Indio CFD Special Tax,
      5.00%, 9/01/25 ..........................................................................         4,000,000         3,917,400
      5.10%, 9/01/30 ..........................................................................         1,275,000         1,253,988
      5.15%, 9/01/35 ..........................................................................         2,000,000         1,966,880
   Irvine 1915 Act Special Assessment,
      AD No. 00-18, Group 5, 5.00%, 9/02/26 ....................................................        1,295,000         1,275,458
      AD No. 03-19, Group 3, 5.00%, 9/02/29 ...................................................         1,120,000         1,095,808
   Jurupa Community Services District Special Tax,
      CFD No. 7, Series A, 5.10%, 9/01/28 .....................................................         2,695,000         2,691,227
      CFD No. 7, Series A, 5.15%, 9/01/35 .....................................................         3,690,000         3,618,635
      CFD No. 11, Series A, 5.00%, 9/01/25 ....................................................         1,930,000         1,880,978
      CFD No. 11, Series A, 5.05%, 9/01/30 ....................................................         2,495,000         2,413,538
      CFD No. 11, Series A, 5.10%, 9/01/35 ....................................................         2,065,000         1,980,108
      CFD No. 12, Series A, 5.10%, 9/01/29 ....................................................         2,000,000         1,962,460
      CFD No. 12, Series A, 5.15%, 9/01/35 ....................................................         3,000,000         2,941,980
   Lafayette RDA Tax Allocation, 5.75%, 8/01/32 ...............................................         1,000,000         1,035,430
   Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
    7.00%, 9/02/30 ............................................................................         8,575,000         9,260,743


                                                              Annual Report | 33

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Lake Elsinore Special Tax,
      CFD No. 2, Area A, Series A, 5.45%, 9/01/36 .............................................     $   5,695,000   $     5,713,224
      CFD No. 2-A, Improvements, 5.85%, 9/01/24 ...............................................         1,035,000         1,079,132
      CFD No. 2-A, Improvements, 5.95%, 9/01/34 ...............................................         2,200,000         2,301,552
      CFD No. 3, Improvement Area 1, 5.10%, 9/01/22 ...........................................           750,000           756,330
      CFD No. 3, Improvement Area 1, 5.15%, 9/01/25 ...........................................           635,000           640,347
      CFD No. 3, Improvement Area 1, 5.25%, 9/01/30 ...........................................         1,195,000         1,205,002
      CFD No. 3, Improvement Area 1, 5.25%, 9/01/35 ...........................................         1,225,000         1,231,615
   Lake Elsinore USD, CFD Special Tax, No. 2001-1, 6.30%, 9/01/33 .............................         4,490,000         4,801,158
   Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6,
    Refunding,
      5.40%, 2/01/29 ..........................................................................           500,000           504,325
      5.60%, 2/01/34 ..........................................................................         1,250,000         1,266,975
   Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,
      5.25%, 9/01/28 ..........................................................................         1,750,000         1,760,938
      5.30%, 9/01/35 ..........................................................................         3,300,000         3,318,150
      6.50%, 9/01/24 ..........................................................................         1,000,000         1,083,580
   Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27 ....................         3,000,000         3,120,000
   Lincoln Special Tax, CFD No. 2003-1,
      5.90%, 9/01/24 ..........................................................................         2,000,000         2,113,520
      5.95%, 9/01/28 ..........................................................................         5,000,000         5,298,200
      6.00%, 9/01/34 ..........................................................................         4,000,000         4,235,040
   Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
    12/01/21 ..................................................................................         7,500,000         7,596,075
   Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 ............................         3,500,000         3,547,670
   Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ....................................           850,000           816,340
   Los Angeles USD, GO, Election of 2005, Series C, AMBAC Insured, 5.00%, 7/01/28 .............         3,565,000         3,710,915
   Lynwood PFA Lease Revenue,
      6.25%, 9/01/22 ..........................................................................         1,080,000         1,149,325
      6.30%, 9/01/29 ..........................................................................         2,680,000         2,846,026
   Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 ...........................         1,000,000         1,057,920
   Lynwood PFAR, Water System Improvement Project, 6.50%, 6/01/21 .............................         1,175,000         1,200,169
   Magnolia School District GO, Refunding, FGIC Insured, 5.00%, 8/01/31 .......................         2,555,000         2,640,158
   Menifee USD Special Tax, CFD No. 2002-2,
      6.05%, 9/01/26 ..........................................................................         1,000,000         1,059,770
      6.10%, 9/01/34 ..........................................................................         3,715,000         3,931,362
   Modesto PFA Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16..........         1,245,000         1,280,619
   Moreland School District GO, Election of 2002, Series D, FGIC Insured, zero cpn.,
      8/01/30 .................................................................................         3,400,000           922,556
      8/01/31 .................................................................................         2,000,000           511,320
      8/01/32 .................................................................................         4,405,000         1,061,693
      8/01/34 .................................................................................         4,405,000           998,702
      8/01/37 .................................................................................         5,700,000         1,090,809
   Moreno Valley USD, CFD Special Tax, No. 2004-6,
      5.00%, 9/01/22 ..........................................................................         2,105,000         2,063,574
      5.10%, 9/01/28 ..........................................................................         2,000,000         1,971,060
      5.20%, 9/01/36 ..........................................................................         5,000,000         4,924,650
   Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 .............................         4,100,000         4,377,201


34 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Murrieta CFD Special Tax,
      Blackmore Ranch, Series 2003-2, 6.10%, 9/01/34 ..........................................     $   2,000,000   $     2,081,560
      No. 04-1, Bremerton, 5.625%, 9/01/34 ....................................................           700,000           723,891
      No. 2, The Oaks Improvement Area A, 5.90%, 9/01/27 ......................................         2,000,000         2,070,980
      No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34 ......................................         3,570,000         3,708,195
      No. 2, The Oaks Improvement Area B, 6.00%, 9/01/27 ......................................         1,285,000         1,338,199
      No. 2, The Oaks Improvement Area B, 6.00%, 9/01/34 ......................................         3,870,000         4,032,674
   Murrieta CFD Special Tax Revenue, No. 1 Bluestone Improvement Area, Series A, 6.20%,
    9/01/25 ...................................................................................         2,105,000         2,208,440
   Napa Valley USD, GO, Election of 2002, FGIC Insured, 5.00%,
      8/01/26 .................................................................................         1,000,000         1,042,460
      8/01/29 .................................................................................         4,100,000         4,249,076
   Norco Special Tax,
      CFD No. 97-1, Pre-Refunded, 7.10%, 10/01/30 .............................................         2,640,000         3,042,679
      CFD No. 2002-1, 6.50%, 3/01/33 ..........................................................         1,500,000         1,615,965
   North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31 ............................         4,300,000         4,439,277
   Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ..........................         1,875,000         1,912,500
   Oakland USD Alameda County GO, Election of 2000, MBIA Insured, 5.00%, 8/01/27 ..............         2,000,000         2,071,200
   Oceanside CFD Special Tax, No. 2001-1, Morro Hills Development, 5.50%, 9/01/34 .............         3,480,000         3,481,949
   Ontario COP, Water System Improvement Project, MBIA Insured, 5.00%, 7/01/34 ................         8,000,000         8,170,160
   Orange County 1915 Act Special Assessment, Limited Obligation, AD 01-1-GP1,
      5.00%, 9/02/28 ..........................................................................         3,000,000         2,917,350
      5.10%, 9/02/33 ..........................................................................         2,000,000         1,939,700
   Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35 ...................................         5,000,000         4,894,300
   Oxnard Financing Authority Wastewater Revenue, Headworks Project, AMBAC Insured, 5.00%,
    6/01/31 ...................................................................................         2,705,000         2,779,956
   Oxnard Harbor District Revenue,
      Series A, 5.75%, 8/01/20 ................................................................         1,110,000         1,143,999
      Series B, 6.00%, 8/01/24 ................................................................         2,000,000         2,126,340
   Palo Verde USD, COP, FSA Insured, 5.00%, 3/01/31 ...........................................         3,145,000         3,211,768
   Perris CFD Special Tax,
      CFD No. 05-2, Series A, 5.00%, 9/01/21 ..................................................         1,130,000         1,122,768
      CFD No. 05-2, Series A, 5.20%, 9/01/24 ..................................................         1,505,000         1,515,911
      CFD No. 05-2, Series A, 5.25%, 9/01/29 ..................................................         3,585,000         3,601,348
      CFD No. 05-2, Series A, 5.30%, 9/01/35 ..................................................         4,205,000         4,249,363
      CFD No. 2001-1, May Farms, Series A, 5.00%, 9/01/25 .....................................         1,415,000         1,399,378
      CFD No. 2001-1, May Farms, Series A, 5.10%, 9/01/30 .....................................           865,000           860,165
      CFD No. 2001-1, May Farms, Series A, 5.15%, 9/01/35 .....................................         1,075,000         1,068,475
      CFD No. 2002-1, Series A, 6.375%, 9/01/23 ...............................................         1,475,000         1,608,930
      CFD No. 2002-1, Series A, 6.50%, 9/01/29 ................................................         2,045,000         2,232,976
      CFD No. 2002-1, Series A, 6.50%, 9/01/33 ................................................         2,120,000         2,321,612
      CFD No. 2004-3, Improvement Area No. 2, Series A, 5.30%, 9/01/35 ........................         1,390,000         1,408,696
   Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33 ..................................         3,000,000         3,240,450
   Perris PFAR Tax Allocation,
      5.30%, 10/01/26 .........................................................................         2,000,000         2,001,180
      5.35%, 10/01/36 .........................................................................         4,010,000         4,012,606
   Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 ..................         7,250,000         7,598,145


                                                              Annual Report | 35

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Placentia COP, Improvement Project,
      5.45%, 7/01/25 ..........................................................................     $   1,000,000   $     1,000,000
      5.60%, 7/01/30 ..........................................................................           500,000           500,005
   Placentia-Yorba Linda USD, GO, Election of 2002, Series C, MBIA Insured, 5.00%,
    8/01/29 ...................................................................................         4,100,000         4,249,076
   Poway USD Special Tax, CFD,
      Area 6, Series B, 5.125%, 9/01/36 .......................................................         5,035,000         5,034,950
      Ranch 6-4S, 5.125%, 9/01/35 .............................................................         5,000,000         4,892,050
   Rancho Cordova CFD Special Tax, No. 2003-1, Sunridge Anatolia,
      5.25%, 9/01/25 ..........................................................................         2,235,000         2,243,068
      5.375%, 9/01/30 .........................................................................         1,650,000         1,658,102
      5.50%, 9/01/37 ..........................................................................         2,635,000         2,654,104
   Rancho Santiago Community College District GO, FSA Insured, 5.125%,
      9/01/28 .................................................................................         5,295,000         5,725,483
      9/01/29 .................................................................................         6,745,000         7,266,928
   Rancho Water District Special Tax, Community Facilities 99-1,
      Area A, Series A, Pre-Refunded, 6.70%, 9/01/30 ..........................................         2,100,000         2,256,177
      Area B, Series A, Pre-Refunded, 6.70%, 9/01/30 ..........................................         2,435,000         2,616,091
   Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/25 ............................         3,900,000         4,070,391
   Richmond 1915 Act Special Assessment, Limited Obligation, ID No. 99-01, Pre-Refunded,
    7.20%, 9/02/30 ............................................................................         7,870,000         8,539,816
   Richmond Joint Powers Financing Authority Revenue, Reassessment, Refunding, Series A,
    AMBAC Insured, 5.00%, 9/02/30 .............................................................         1,110,000         1,145,331
   Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 .........................         2,290,000         2,335,800
   Rio Elementary School District CFD Special Tax, No. 1, 5.20%, 9/01/35 ......................         5,000,000         5,009,550
   Riverside County CFD Special Tax,
      No. 87-5, senior lien, Refunding, Series A, 7.00%, 9/01/13 ..............................         7,335,000         7,809,868
      No. 89-1, Mountain Cove, Refunding, 6.50%, 9/01/25 ......................................         3,390,000         3,650,623
   Riverside USD Special Tax,
      CFD No. 13, Improvement Area 1, 5.375%, 9/01/34 .........................................         2,320,000         2,318,121
      CFD No. 14, Series A, 5.40%, 9/01/26 ....................................................         1,010,000         1,015,020
      CFD No. 14, Series A, 5.45%, 9/01/35 ....................................................         2,060,000         2,070,197
      CFD No. 15, Improvement Area 1, 5.45%, 9/01/25 ..........................................         2,970,000         3,014,995
      CFD No. 15, Improvement Area 1, 5.55%, 9/01/30 ..........................................         2,390,000         2,437,250
      CFD No. 15, Improvement Area 1, 5.60%, 9/01/34 ..........................................         2,000,000         2,039,460
      CFD No. 15, Series A, 5.15%, 9/01/25 ....................................................         1,730,000         1,739,965
      CFD No. 15, Series A, 5.25%, 9/01/30 ....................................................         1,230,000         1,238,856
      CFD No. 15, Series A, 5.25%, 9/01/35 ....................................................         1,500,000         1,507,950
      CFD No. 17, Aldea, 5.125%, 9/01/35 ......................................................         1,425,000         1,385,955
      CFD No. 18, 5.00%, 9/01/25 ..............................................................           505,000           489,188
      CFD No. 18, 5.00%, 9/01/34 ..............................................................         1,125,000         1,072,598
      CFD No. 22, 5.25%, 9/01/35 ..............................................................         1,535,000         1,510,072
   Romoland School District Special Tax, CFD 1,
      Improvement Area 1, 5.45%, 9/01/38 ......................................................         3,215,000         3,221,655
      Improvement Area 2, 5.375%, 9/01/38 .....................................................         3,085,000         3,063,683
   Roseville Special Tax, CFD No. 1,
      Fiddyment Ranch, 5.00%, 9/01/24 .........................................................         1,010,000           989,800
      Fiddyment Ranch, 5.00%, 9/01/25 .........................................................         1,020,000           998,937
      Fiddyment Ranch, 5.05%, 9/01/30 .........................................................         8,745,000         8,552,960


36 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Roseville Special Tax, CFD No. 1, (continued)
      Fiddyment Ranch, 5.10%, 9/01/36 .........................................................     $   6,450,000   $     6,332,416
      Highland, Pre-Refunded, 6.30%, 9/01/25 ..................................................         8,610,000         9,450,853
      Longmeadow, 5.00%, 9/01/36 ..............................................................         2,370,000         2,312,077
      WestPark, 5.15%, 9/01/30 ................................................................         5,500,000         5,491,970
      WestPark, 5.20%, 9/01/36 ................................................................         4,500,000         4,489,425
      Stone Point, 6.375%, 9/01/24 ............................................................         1,750,000         1,872,658
      Stone Point, 6.375%, 9/01/28 ............................................................         2,500,000         2,678,975
      Stoneridge, 6.20%, 9/01/21 ..............................................................         1,250,000         1,331,013
      Stoneridge, 6.30%, 9/01/31 ..............................................................         1,500,000         1,598,310
      Woodcreek West, Pre-Refunded, 6.70%, 9/01/25 ............................................         3,000,000         3,329,310
   Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
    County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 ...............................         7,000,000         7,200,340
   Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21 ........................         1,575,000         1,604,752
   Sacramento Special Tax, North Natomas Community Facilities 97-01, Refunding,
      5.00%, 9/01/29 ..........................................................................         1,190,000         1,173,816
      5.10%, 9/01/35 ..........................................................................         1,525,000         1,511,138
   San Diego Port District Revenue, MBIA Insured, 5.00%, 9/01/29 ..............................         4,030,000         4,150,376
   San Diego RDA Tax Allocation, Capital Appreciation, Series B, zero cpn.,
      9/01/10 .................................................................................         3,170,000         2,615,250
      9/01/15 .................................................................................         6,810,000         4,311,275
      9/01/16 .................................................................................         1,500,000           888,555
      9/01/19 .................................................................................         1,800,000           871,596
      9/01/20 .................................................................................         1,800,000           811,242
      9/01/21 .................................................................................         1,800,000           756,630
      9/01/22 .................................................................................         1,900,000           739,803
      9/01/23 .................................................................................         1,900,000           689,738
      9/01/24 .................................................................................         1,900,000           643,682
      9/01/25 .................................................................................         1,900,000           601,673
      9/01/26 .................................................................................         1,900,000           563,103
      9/01/27 .................................................................................         1,900,000           528,143
      9/01/28 .................................................................................         1,900,000           495,900
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter,
       1/15/16 ................................................................................         4,500,000         4,330,890
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.70% thereafter,
       1/15/19 ................................................................................         3,000,000         2,866,920
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75% thereafter,
       1/15/21 ................................................................................        24,750,000        23,595,412
      junior lien, ETM, zero cpn., 1/01/28 ....................................................        19,150,000         6,711,309
      Refunding, Series A, 5.50%, 1/15/28 .....................................................         3,320,000         3,275,612
      senior lien, 5.00%, 1/01/33 .............................................................        12,500,000        11,865,875
   San Marcos PFA Special Tax Revenue,
      Series A, 5.65%, 9/01/36 ................................................................         5,180,000         5,296,861
      Series A, 6.375%, 9/01/35 ...............................................................         3,535,000         3,624,683
      Series A, Pre-Refunded, 6.30%, 9/01/33 ..................................................         1,000,000         1,026,210
      Series A, Pre-Refunded, 6.45%, 9/01/34 ..................................................         3,180,000         3,346,696
      Series B, Pre-Refunded, 6.50%, 9/01/33 ..................................................         6,655,000         6,832,555


                                                              Annual Report | 37

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 .......     $   2,000,000   $     2,036,120
   San Mateo RDA Tax Allocation, Merged Area, Series A, Pre-Refunded, 5.50%, 8/01/22 ..........         1,000,000         1,040,810
   Santa Rosa RDA Tax Allocation, Southwest Redevelopment Project, Series A, AMBAC Insured,
    5.00%, 8/01/25 ............................................................................         1,250,000         1,295,450
   Saugus USD Special Tax, CFD No. 2005-1, 5.30%, 9/01/36 .....................................         2,000,000         2,011,440
   Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24 ...............         4,000,000         4,208,200
   Southern California Public Power Authority Transmission Project Revenue, Southern
    Transmission Project, 6.125%, 7/01/18 .....................................................            50,000            50,075
   Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD 02,
      6.20%, 9/02/23 ..........................................................................         2,955,000         3,057,834
      6.30%, 9/02/33 ..........................................................................         3,390,000         3,504,514
   Stockton CFD Special Tax, No. 2001-1, Spanos Park West, Pre-Refunded, 6.25%,
    9/01/25 ...................................................................................         3,500,000         4,018,980
   Sunnyvale School District GO, Election of 2004, Series A, FSA Insured, 5.00%, 9/01/27 ......         2,745,000         2,853,949
   Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
      Capital Appreciation, Asset Backed, Series A-2, zero cpn. to 5/31/08, 5.40% thereafter,
       6/01/27 ................................................................................         1,250,000         1,132,425
      Series A-1, 5.375%, 6/01/38 .............................................................         5,000,000         5,072,900
      Series A-1, 5.50%, 6/01/45 ..............................................................         2,000,000         2,026,860
   Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
    Asset-Backed Bonds, Second Sub Series, zero cpn., 6/01/46 .................................        25,000,000         2,013,000
   Torrance COP, Refunding and Public Improvement Project, Series A, AMBAC Insured, 5.00%,
    6/01/34 ...................................................................................         3,720,000         3,798,566
   Truckee-Donner PUD Special Tax, CFD No. 04-1,
      5.75%, 9/01/29 ..........................................................................         2,975,000         3,065,946
      5.80%, 9/01/35 ..........................................................................         4,630,000         4,771,539
   Truckee-Donner PUD Special Tax Allocation, Special Tax Bonds,
      5.20%, 9/01/25 ..........................................................................         3,000,000         3,015,060
      5.25%, 9/01/30 ..........................................................................         5,050,000         5,056,918
      5.30%, 9/01/35 ..........................................................................         7,395,000         7,361,649
 a Tustin USD School Facilities Improvement District GO, No. 2002-1, Election of 2002,
    Series B, AMBAC Insured, 5.00%, 6/01/31 ...................................................         3,605,000         3,734,059
   Upland CFD Special Tax, 2003-2 San Antonio Improvement, Series 1-A,
      5.90%, 9/01/24 ..........................................................................         2,380,000         2,449,853
      6.00%, 9/01/34 ..........................................................................         2,000,000         2,062,460
   Vacaville USD, GO, Election of 2001, MBIA Insured, 5.00%,
      8/01/24 .................................................................................         2,510,000         2,623,301
      8/01/25 .................................................................................         1,000,000         1,043,990
      8/01/26 .................................................................................         1,000,000         1,042,460
   Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 ....................         9,345,000         9,676,561
   Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31 ........         5,080,000         5,157,876
   Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley Sanitary District,
    Limited Obligation,
      5.00%, 9/02/25 ..........................................................................         1,060,000         1,042,680
      5.20%, 9/02/30 ..........................................................................         1,370,000         1,366,137


38 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
   Ventura USD, GO, Refunding, FSA Insured,
      5.125%, 8/01/28 .........................................................................     $   1,180,000   $     1,250,434
      4.50%, 8/01/30 ..........................................................................         4,175,000         4,037,392
   West Sacramento Special Tax,
      CFD No. 10, Pre-Refunded, 6.75%, 9/01/26 ................................................         3,235,000         3,594,991
      CFD No. 16, Pre-Refunded, 5.90%, 9/01/23 ................................................         1,000,000         1,116,780
      CFD No. 20, 5.125%, 9/01/25 .............................................................           500,000           500,140
      CFD No. 20, 5.30%, 9/01/35 ..............................................................         1,740,000         1,751,223
   Western Riverside County Water and Wastewater Finance Authority Revenue,
    Eastern Municipal Water District Improvement, Series A, 5.00%,
      9/01/30 .................................................................................         1,925,000         1,941,863
      9/01/35 .................................................................................         2,000,000         2,007,480
   William S. Hart UHSD Special Tax, CFD No. 2005-1, 5.30%, 9/01/36 ...........................         2,500,000         2,514,300
   Woodland Special Tax, CFD No. 1,
      6.00%, 9/01/28 ..........................................................................         5,000,000         5,326,250
      6.25%, 9/01/34 ..........................................................................         6,750,000         7,295,400
                                                                                                                    ---------------
                                                                                                                      1,157,686,847
                                                                                                                    ---------------
   U.S. TERRITORIES 2.3%
   GUAM 0.2%
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
    3/15/28 ...................................................................................         1,790,000         1,922,210
                                                                                                                    ---------------
   PUERTO RICO 2.1%
   Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
    FGIC Insured, 5.00%,
      7/01/25 .................................................................................        12,330,000        12,895,700
      7/01/26 .................................................................................        13,940,000        14,556,427
                                                                                                                    ---------------
                                                                                                                         27,452,127
                                                                                                                    ---------------
   TOTAL U.S. TERRITORIES .....................................................................                          29,374,337
                                                                                                                    ---------------
   TOTAL LONG TERM INVESTMENTS (COST $1,141,557,114)...........................................                       1,187,061,184
                                                                                                                    ---------------
   SHORT TERM INVESTMENTS 9.1%
   MUNICIPAL BONDS 9.1%
   CALIFORNIA 9.1%
 c California State Department of Water Resources Power Supply Revenue,
      Refunding, Sub Series F-1, Daily VRDN and Put, 3.46%, 5/01/19 ...........................         2,500,000         2,500,000
      Series B-2, Daily VRDN and Put, 3.62%, 5/01/22 ..........................................         2,500,000         2,500,000
      Series B-3, Daily VRDN and Put, 3.48%, 5/01/22 ..........................................         1,000,000         1,000,000
      Series B-4, Daily VRDN and Put, 3.50%, 5/01/22 ..........................................         2,100,000         2,100,000
      Series B-5, Daily VRDN and Put, 3.53%, 5/01/22 ..........................................         5,400,000         5,400,000
      Series B-6, Daily VRDN and Put, 3.46%, 5/01/22 ..........................................         2,500,000         2,500,000
      Series C-7, FSA Insured, Weekly VRDN and Put, 3.40%, 5/01/22 ............................         6,600,000         6,600,000
 c California State Economic Recovery GO, Series C-1, Daily VRDN and Put, 3.62%,
    7/01/23 ...................................................................................         3,200,000         3,200,000


                                                              Annual Report | 39

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   CALIFORNIA (CONTINUED)
 c California State Economic Recovery Revenue,
      Series C-2, Weekly VRDN and Put, 3.53%, 7/01/23 .........................................     $   2,450,000   $     2,450,000
      Series C-3, Daily VRDN and Put, 3.53%, 7/01/23 ..........................................         9,100,000         9,100,000
      Series C-6, Daily VRDN and Put, 3.50%, 7/01/23 ..........................................         8,900,000         8,900,000
      Series C-9, Daily VRDN and Put, 3.48%, 7/01/23 ..........................................         4,300,000         4,300,000
 c California State GO,
      Kindergarten-University, Series B-3, Daily VRDN and Put, 3.46%, 5/01/34 .................         5,000,000         5,000,000
      Series A-2, Daily VRDN and Put, 3.50%, 5/01/33 ..........................................         3,100,000         3,100,000
      Series A-3, Daily VRDN and Put, 3.53%, 5/01/33 ..........................................         3,600,000         3,600,000
 c Daly City HFA, MFR, Refunding, Weekly VRDN and Put, 3.42%, 10/15/29 ........................         2,900,000         2,900,000
 c Irvine 1915 Act Special Assessment,
      AD No. 03-19, Series A, Daily VRDN and Put, 3.46%, 9/02/29 ..............................           900,000           900,000
      AD No. 93-14, Daily VRDN and Put, 3.53%, 9/02/25 ........................................         2,100,000         2,100,000
      AD No. 97-13, Daily VRDN and Put, 3.46%, 9/02/23 ........................................         2,000,000         2,000,000
 c Irvine Ranch Water District Revenue, ID No. 182, Series A, Daily VRDN and Put, 3.53%,
    11/15/13 ..................................................................................         1,000,000         1,000,000
 c Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
    Daily VRDN and Put, 3.46%, 7/01/35 ........................................................         8,000,000         8,000,000
 c Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
    3.42%, 7/01/34 ............................................................................         4,100,000         4,100,000
 c Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series B-1, Daily VRDN and Put, 3.46%, 7/01/35 ...............................        13,400,000        13,400,000
      Refunding, Series B-3, Daily VRDN and Put, 3.53%, 7/01/35 ...............................         3,900,000         3,900,000
      Series C-1, Daily VRDN and Put, 3.45%, 7/01/36 ..........................................         2,700,000         2,700,000
      Series C-2, Daily VRDN and Put, 3.45%, 7/01/36 ..........................................         4,750,000         4,750,000
 c Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
      Series B, Weekly VRDN and Put, 3.52%, 10/01/26 ..........................................         2,300,000         2,300,000
      Series C, Daily VRDN and Put, 3.52%, 10/01/26 ...........................................         1,000,000         1,000,000
 c Orange County Housing Authority Apartment Development Revenue, Oasis Martinique,
    Refunding, Series I, FNMA Insured, Weekly VRDN and Put, 3.43%, 6/15/28 ....................         6,000,000         6,000,000
 c Orange County Sanitation District COP, Refunding, Series B, Daily VRDN and Put, 3.49%,
    8/01/30 ...................................................................................           200,000           200,000
                                                                                                                    ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $117,500,000)............................................                         117,500,000
                                                                                                                    ---------------
   TOTAL INVESTMENTS (COST $1,259,057,114) 101.3%..............................................                       1,304,561,184
   OTHER ASSETS, LESS LIABILITIES (1.3)%.......................................................                         (16,899,438)
                                                                                                                    ---------------
   NET ASSETS 100.0%...........................................................................                     $ 1,287,661,746
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 46.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b See Note 6 regarding defaulted securities.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


40 | See notes to financial statements. | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                         -------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
CLASS A                                                        2006           2005           2004           2003           2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    11.48     $    11.04     $    11.59     $    10.95     $    10.82
                                                         -------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ............................         0.47           0.48           0.49           0.50           0.52

  Net realized and unrealized gains (losses) .........        (0.30)          0.44          (0.55)          0.65           0.15
                                                         -------------------------------------------------------------------------
Total from investment operations .....................         0.17           0.92          (0.06)          1.15           0.67
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........        (0.47)         (0.48)         (0.49)         (0.51)         (0.54)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- c           -- c           --             --             --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $    11.18     $    11.48     $    11.04     $    11.59     $    10.95
                                                         =========================================================================

Total return b .......................................         1.54%          8.50%         (0.56)%        10.64%          6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $  146,005     $  121,645     $  111,223     $  115,514     $   99,208

Ratios to average net assets:

  Expenses before waiver and payments by affiliate ...         0.77%          0.79%          0.79%          0.80%          0.80%

  Expenses net of waiver and payments by affiliate ...         0.70%          0.70%          0.60%          0.60%          0.56%

  Net investment income ..............................         4.15%          4.24%          4.34%          4.49%          4.76%

Portfolio turnover rate ..............................         2.47%          8.36%         13.01%          8.24%         22.99%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c     Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 41

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, MAY 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 95.3%
   MUNICIPAL BONDS 95.3%
   TENNESSEE 87.6%
   Bristol Electric Revenue, System, AMBAC Insured, 5.00%, 9/01/29 ............................     $   1,075,000   $     1,116,011
   Chattanooga GO, 5.00%, 3/01/22 .............................................................         2,215,000         2,285,836
   Clarksville Water Sewer and Gas Revenue, Refunding and Improvement, FSA Insured, 5.00%,
    2/01/22 ...................................................................................         2,000,000         2,058,380
   Cleveland Public Improvement GO, FGIC Insured, Pre-Refunded, 5.25%, 6/01/24 ................         3,000,000         3,133,890
   Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured,
      5.30%, 5/01/28 ..........................................................................         1,830,000         1,874,853
      Pre-Refunded, 5.30%, 5/01/28 ............................................................         1,170,000         1,205,404
   Franklin County Health and Educational Facilities Board Revenue, University South Project,
    AMBAC Insured, 5.00%, 9/01/24 .............................................................         2,000,000         2,080,920
   Franklin GO, Sewer and Water, Series B, Pre-Refunded, 5.00%, 4/01/19 .......................         1,000,000         1,065,900
   Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%,
    10/01/26 ..................................................................................         1,000,000         1,023,080
   Franklin Special School District GO, 5.00%, 6/01/22 ........................................         1,455,000         1,520,242
   Greene County GO, Refunding, Series B, MBIA Insured, 5.00%, 6/01/24 ........................         1,000,000         1,043,140
   Hallsdale-Powell Utility District Knox County Water and Sewer Revenue, Refunding and
    Improvement, Series A, FGIC Insured, 5.00%, 4/01/27 .......................................         2,500,000         2,578,500
   Harpeth Valley Utilities District Davidson and Williamson Counties Revenue,
    Utilities Improvement, MBIA Insured, 5.00%,
      9/01/29 .................................................................................         1,000,000         1,034,040
      9/01/34 .................................................................................         2,310,000         2,377,406
   Jackson Natural Gas Revenue, AMBAC Insured, 5.00%, 4/15/18 .................................         2,000,000         2,021,740
   Johnson City GO, Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ................................           100,000           100,132
   Johnson City Health and Educational Facilities Board Hospital Revenue,
      first mortgage, Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%,
       7/01/21 ................................................................................         2,970,000         3,192,007
      Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ..............................         3,000,000         3,104,250
   Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
    Series A, GNMA Secured, 5.90%, 6/20/37 ....................................................         1,390,000         1,455,163
   Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement,
      Refunding, Series A, MBIA Insured, 5.625%, 12/01/19 .....................................           555,000           576,906
      Series A, MBIA Insured, Pre-Refunded, 5.625%, 12/01/19 ..................................           445,000           462,364
   Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
    Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ............................         1,250,000         1,385,625
   Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%,
    3/01/28 ...................................................................................           250,000           253,078
   Knoxville Electric Revenue, System, Series U, Pre-Refunded, 5.125%, 7/01/21 ................         2,340,000         2,466,734
   Knoxville Waste Water System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
    4/01/37 ...................................................................................         3,620,000         3,721,143
   Knoxville Water Revenue, System Improvement, Series R, FSA Insured, 5.00%, 3/01/30 .........         2,370,000         2,452,950
   Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 ..................         1,000,000         1,052,980
   Lawrenceburg PBA, GO, Electric Systems, Public Works, AMBAC Insured, 5.00%, 7/01/22 ........         2,500,000         2,658,775
   Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured, 5.00%,
    6/01/21 ...................................................................................         2,000,000         2,066,780


42 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   TENNESSEE (CONTINUED)
   Memphis GO, Pre-Refunded, 5.00%, 4/01/17 ...................................................     $   2,000,000   $     2,064,380
   Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC Insured, 6.00%,
    3/01/24 ...................................................................................         4,780,000         5,067,708
   Memphis-Shelby County Sports Authority Revenue, Memphis Arena Project, Series A,
    AMBAC Insured, 5.25%, 11/01/23 ............................................................         7,145,000         7,554,051
   Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
      5.20%, 5/15/23 ..........................................................................           800,000           834,424
      AMBAC Insured, 5.00%, 5/15/25 ...........................................................         5,000,000         5,175,450
   Metropolitan Government of Nashville and Davidson County GO,
      Refunding, 5.125%, 5/15/25 ..............................................................         2,600,000         2,662,998
      Series C, 5.00%, 2/01/25 ................................................................         3,000,000         3,126,030
   Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
    Board Revenue,
      Ascension Health Credit, Series A, AMBAC Insured, Pre-Refunded, 5.875%, 11/15/28 ........         2,500,000         2,695,475
      Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11 ....................           500,000           511,055
   Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
    Stadium Public Improvement Project, AMBAC Insured, Pre-Refunded, 5.875%, 7/01/21 ..........         1,775,000         1,795,696
   Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
    Refunding, 5.50%, 1/01/16 .................................................................           620,000           620,756
   Montgomery County Health Educational and Housing Facility Board Hospital Revenue,
    Clarksville Regional Health System, Improvement, Pre-Refunded, 5.375%,
      1/01/18 .................................................................................           175,000           180,975
      1/01/28 .................................................................................         4,270,000         4,415,778
   Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ...............           750,000           783,240
   Rutherford County Consolidated Utility District Waterworks Revenue,
      FSA Insured, 5.00%, 2/01/36 .............................................................         3,060,000         3,164,040
      Refunding, MBIA Insured, 5.00%, 2/01/27 .................................................         1,000,000         1,041,930
   Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 .......         2,000,000         2,056,380
   Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted
    Living Project, Series A, 5.50%, 12/01/31 .................................................         2,010,000         2,081,777
   South Blount County Utility District Waterworks Revenue, FGIC Insured, 4.50%, 12/01/22 .....         1,750,000         1,758,803
   South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 ...............................           300,000           304,329
   Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 ....................           350,000           356,423
   Tennessee HDA Revenue,
      Homeownership, Series 3C, 6.00%, 1/01/20 ................................................           350,000           357,875
      Homeownership Program, 5.375%, 7/01/23 ..................................................           445,000           450,247
      Homeownership Program, Issue 4A, 6.375%, 7/01/22 ........................................            55,000            55,971
   Tennessee State School Bond Authority Revenue, Higher Education Facilities, Second Program,
    Refunding, Series A, MBIA Insured, 5.00%,
      5/01/26 .................................................................................         1,250,000         1,300,975
      5/01/30 .................................................................................         4,870,000         5,050,482


                                                              Annual Report | 43

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   TENNESSEE (CONTINUED)
   West Carroll Special School GO, MBIA Insured, Pre-Refunded, 5.375%, 6/01/29 ................     $   1,055,000   $     1,105,777
   West Wilson Utility District Waterworks Revenue,
      AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23 .............................................         3,780,000         4,041,122
      Improvement, MBIA Insured, 5.00%, 6/01/26 ...............................................         1,805,000         1,872,345
      Refunding, AMBAC Insured, 5.25%, 6/01/23 ................................................           720,000           759,672
      Refunding, MBIA Insured, 4.75%, 6/01/23 .................................................         1,805,000         1,844,746
   White House Utility District Robertson and Sumner Counties Water and Sewer Revenue,
      FSA Insured, Pre-Refunded, 6.00%, 1/01/26 ...............................................         1,000,000         1,076,960
      Refunding, FSA Insured, 5.125%, 1/01/26 .................................................         2,500,000         2,581,550
   White House Utility District Robertson and Sumner Counties Waterworks System Revenue,
    Refunding, Series B, FGIC Insured, 5.375%, 1/01/19 ........................................         1,000,000         1,009,540
   Williamson County GO, Public Improvement,
      Pre-Refunded, 5.375%, 3/01/19 ...........................................................         1,480,000         1,564,138
      Pre-Refunded, 5.00%, 4/01/20 ............................................................         2,000,000         2,118,840
      Refunding, 5.00%, 3/01/20 ...............................................................         2,000,000         2,134,140
   Wilson County COP, FSA Insured, 5.25%, 3/30/18 .............................................         1,000,000         1,044,060
                                                                                                                    ---------------
                                                                                                                        127,988,367
                                                                                                                    ---------------
   U.S. TERRITORIES 7.7%
   PUERTO RICO 7.0%
   Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
    5.00%, 7/01/32 ............................................................................         1,500,000         1,600,935
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    Pre-Refunded, 6.00%, 7/01/22 ..............................................................           500,000           508,370
   Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, MBIA Insured,
    5.00%, 7/01/25 ............................................................................         5,000,000         5,210,850
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A,
      MBIA Insured, 6.25%, 7/01/24 ............................................................           200,000           202,290
   Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ....................................................           655,000           679,150
      Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................         1,845,000         1,995,994
                                                                                                                    ---------------
                                                                                                                         10,197,589
                                                                                                                    ---------------
   VIRGIN ISLANDS 0.7%
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ....         1,000,000         1,033,000
                                                                                                                    ---------------
   TOTAL U.S. TERRITORIES  ....................................................................                          11,230,589
                                                                                                                    ---------------
   TOTAL LONG TERM INVESTMENTS (COST $134,171,259).............................................                         139,218,956
                                                                                                                    ---------------


44 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 3.3%
   MUNICIPAL BONDS 3.3%
   TENNESSEE 3.3%
 a Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund,
    Daily VRDN and Put, 3.58%,
      7/01/31 .................................................................................     $     400,000   $       400,000
      1/01/33 .................................................................................           400,000           400,000
      7/01/34 .................................................................................           300,000           300,000
      11/01/35 ................................................................................         1,000,000         1,000,000
 a Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool,
    Daily VRDN and Put, 3.58%,
      4/01/32 .................................................................................           795,000           795,000
      7/01/34 .................................................................................         1,600,000         1,600,000
      2/01/36 .................................................................................           300,000           300,000
                                                                                                                    ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $4,795,000)..............................................                           4,795,000
                                                                                                                    ---------------
   TOTAL INVESTMENTS (COST $138,966,259) 98.6%.................................................                         144,013,956
   OTHER ASSETS, LESS LIABILITIES 1.4%.........................................................                           1,991,410
                                                                                                                    ---------------
   NET ASSETS 100.0%...........................................................................                     $   146,005,366
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 46.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 45

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, MAY 31, 2006

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT  -  Improvement Bond Act of 1915
ABAG      -  The Association of Bay Area Governments
AD        -  Assessment District
AMBAC     -  American Municipal Bond Assurance Corp.
CDA       -  Community Development Authority/Agency
CFD       -  Community Facilities District
CIFP      -  Capital Improvement Financing Program
COP       -  Certificate of Participation
ETM       -  Escrow to Maturity
FGIC      -  Financial Guaranty Insurance Co.
FHA       -  Federal Housing Authority/Agency
FNMA      -  Federal National Mortgage Association
FSA       -  Financial Security Assurance Inc.
GNMA      -  Government National Mortgage Association
GO        -  General Obligation
HDA       -  Housing Development Authority/Agency
HFA       -  Housing Finance Authority/Agency
ID        -  Improvement District
IDB       -  Industrial Development Bond/Board
IDBR      -  Industrial Development Bond Insurance Revenue
MBIA      -  Municipal Bond Investors Assurance Corp.
MFHR      -  Multi-Family Housing Revenue
MFR       -  Multi-Family Revenue
PBA       -  Public Building Authority
PFA       -  Public Financing Authority
PFAR      -  Public Financing Authority Revenue
PUD       -  Public Utility District
RDA       -  Redevelopment Agency/Authority
UHSD      -  Unified/Union High School District
USD       -  Unified/Union School District


46 | See notes to financial statements. | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2006

                                                                          -----------------------------------
                                                                              FRANKLIN           FRANKLIN
                                                                             CALIFORNIA          TENNESSEE
                                                                             HIGH YIELD          MUNICIPAL
                                                                           MUNICIPAL FUND        BOND FUND
                                                                          -----------------------------------
Assets:

 Investments in securities:
  Cost ................................................................   $  1,259,057,114    $   138,966,259
                                                                          ===================================
  Value ...............................................................   $  1,304,561,184    $   144,013,956
 Cash .................................................................             87,462            425,270
 Receivables:
  Capital shares sold .................................................          5,063,719            396,801
  Interest ............................................................         16,038,987          2,041,474
                                                                          -----------------------------------
      Total assets ....................................................      1,325,751,352        146,877,501
                                                                          -----------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................         33,667,969                 --
  Capital shares redeemed .............................................          2,066,545            573,364
  Affiliates ..........................................................            733,968             76,405
  Distributions to shareholders .......................................          1,537,184            194,049
 Accrued expenses and other liabilities ...............................             83,940             28,317
                                                                          -----------------------------------
      Total liabilities ...............................................         38,089,606            872,135
                                                                          -----------------------------------
       Net assets, at value ...........................................   $  1,287,661,746    $   146,005,366
                                                                          ===================================
Net assets consist of:
 Paid-in capital ......................................................   $  1,296,266,053    $   145,221,227
 Undistributed net investment income (distributions in excess of
  net investment income) ..............................................            574,648           (113,411)
 Net unrealized appreciation (depreciation) ...........................         45,504,070          5,047,697
 Accumulated net realized gain (loss) .................................        (54,683,025)        (4,150,147)
                                                                          -----------------------------------
       Net assets, at value ...........................................   $  1,287,661,746    $   146,005,366
                                                                          ===================================
CLASS A:

 Net assets, at value .................................................   $  1,067,011,434    $   146,005,366
                                                                          ===================================
 Shares outstanding ...................................................        103,487,814         13,056,392
                                                                          ===================================
 Net asset value per share a ..........................................   $          10.31    $         11.18
                                                                          ===================================
 Maximum offering price per share (net asset value per share / 95.75%)    $          10.77    $         11.68
                                                                          ===================================
CLASS B:

 Net assets, at value .................................................   $     29,980,232
                                                                          ================
 Shares outstanding ...................................................          2,893,012
                                                                          ================
 Net asset value and maximum offering price per share a ...............   $          10.36
                                                                          ================
CLASS C:

 Net assets, at value .................................................   $    190,670,080
                                                                          ================
 Shares outstanding ...................................................         18,416,627
                                                                          ================
 Net asset value and maximum offering price per share a ...............   $          10.35
                                                                          ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Funds.


                         Annual Report | See notes to financial statements. | 47

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the year ended May 31, 2006

                                                                           ------------------------------
                                                                              FRANKLIN         FRANKLIN
                                                                             CALIFORNIA       TENNESSEE
                                                                             HIGH YIELD       MUNICIPAL
                                                                           MUNICIPAL FUND     BOND FUND
                                                                           ------------------------------
Investment income:
 Interest..............................................................    $   60,368,823    $  6,527,194
                                                                           ------------------------------
Expenses:
 Management fees (Note 3a).............................................         5,251,400         797,692
 Distribution fees: (Note 3c)
  Class A..............................................................           927,690         134,613
  Class B..............................................................           200,248              --
  Class C..............................................................           999,071              --
 Transfer agent fees (Note 3e).........................................           301,662          44,000
 Custodian fees........................................................            16,809           1,990
 Reports to shareholders...............................................            62,182           9,624
 Registration and filing fees..........................................            43,194           6,059
 Professional fees.....................................................            29,342          17,992
 Trustees' fees and expenses...........................................            32,482           4,037
 Other.................................................................            80,194          16,300
                                                                           ------------------------------
      Total expenses...................................................         7,944,274       1,032,307
      Expenses waived/paid by affiliates (Note 3f).....................                --         (90,677)
                                                                           ------------------------------
       Net expenses....................................................         7,944,274         941,630
                                                                           ------------------------------
        Net investment income..........................................        52,424,549       5,585,564
                                                                           ------------------------------
Realized and unrealized gain (loss):
 Net realized gain (loss) from investments.............................          (508,967)         52,369
 Net change in unrealized appreciation (depreciation) on investments...        (8,004,566)     (3,555,574)
                                                                           ------------------------------
Net realized and unrealized gain (loss)................................        (8,513,533)     (3,503,205)
                                                                           ------------------------------
Net increase (decrease) in net assets resulting from operations........    $   43,911,016    $  2,082,359
                                                                           ==============================


48 | See notes to financial statements. | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                         ------------------------------------------------------------------------
                                                                FRANKLIN CALIFORNIA                    FRANKLIN TENNESSEE
                                                             HIGH YIELD MUNICIPAL FUND                MUNICIPAL BOND FUND
                                                         ------------------------------------------------------------------------
                                                                 YEAR ENDED MAY 31,                    YEAR ENDED MAY 31,
                                                              2006               2005               2006               2005
                                                         ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................   $    52,424,549    $    39,763,617    $     5,585,564    $     4,887,657
  Net realized gain (loss) from investments ..........          (508,967)           620,781             52,369           (158,207)
  Net change in unrealized appreciation (depreciation)
   on investments ....................................        (8,004,566)        33,885,282         (3,555,574)         4,620,171
                                                         ------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
   from operations ...................................        43,911,016         74,269,680          2,082,359          9,349,621
                                                         ------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income:
   Class A ...........................................       (44,685,749)       (34,643,919)        (5,617,732)        (4,912,395)
   Class B ...........................................        (1,322,154)        (1,450,897)                --                 --
   Class C ...........................................        (6,510,001)        (4,490,661)                --                 --
                                                         ------------------------------------------------------------------------
 Total distributions to shareholders .................       (52,517,904)       (40,585,477)        (5,617,732)        (4,912,395)
                                                         ------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ...........................................       296,262,889        201,433,168         27,895,643          5,984,262
   Class B ...........................................        (1,379,404)         2,056,753                 --                 --
   Class C ...........................................        71,311,943         37,108,395                 --                 --
                                                         ------------------------------------------------------------------------
 Total capital share transactions ....................       366,195,428        240,598,316         27,895,643          5,984,262
                                                         ------------------------------------------------------------------------
 Redemption fees .....................................             3,816              2,971                  6                662
                                                         ------------------------------------------------------------------------
      Net increase (decrease) in net assets ..........       357,592,356        274,285,490         24,360,276         10,422,150
Net assets:
 Beginning of year ...................................       930,069,390        655,783,900        121,645,090        111,222,940
                                                         ------------------------------------------------------------------------
 End of year .........................................   $ 1,287,661,746    $   930,069,390    $   146,005,366    $   121,645,090
                                                         ========================================================================
Undistributed net investment income (distributions
 in excess of net investment income) included in
  net assets:
  End of year ........................................   $       574,648    $       665,185    $      (113,411)   $       (80,921)
                                                         ========================================================================


                         Annual Report | See notes to financial statements. | 49

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as a non-diversified, open-end investment company, consisting of two series (the Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------
  CLASS A                              CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------
Franklin Tennessee Municipal Bond      Franklin California High Yield Municipal
Fund                                   Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


50 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.


                                                              Annual Report | 51

FRANKLIN MUNICIPAL SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                         ---------------------------------------------------------------
                                              FRANKLIN CALIFORNIA                FRANKLIN TENNESSEE
                                           HIGH YIELD MUNICIPAL FUND             MUNICIPAL BOND FUND
                                         ---------------------------------------------------------------
                                            SHARES          AMOUNT             SHARES         AMOUNT
                                         ---------------------------------------------------------------
CLASS A SHARES:
Year ended May 31, 2006
  Shares sold .......................      39,825,537    $ 412,530,271        3,747,670    $  42,420,481
  Shares issued in reinvestment
   of distributions .................       2,024,541       20,970,629          270,571        3,061,825
  Shares redeemed ...................     (13,254,025)    (137,238,011)      (1,558,450)     (17,586,663)
                                         ---------------------------------------------------------------
  Net increase (decrease) ...........      28,596,053    $ 296,262,889        2,459,791    $  27,895,643
                                         ===============================================================
Year ended May 31, 2005
  Shares sold .......................      26,490,042    $ 270,387,811        1,568,895    $  17,853,453
  Shares issued in reinvestment
   of distributions .................       1,564,159       15,959,723          246,630        2,798,788
  Shares redeemed ...................      (8,331,103)     (84,914,366)      (1,294,606)     (14,667,979)
                                         ---------------------------------------------------------------
  Net increase (decrease) ...........      19,723,098    $ 201,433,168          520,919    $   5,984,262
                                         ===============================================================

CLASS B SHARES:
Year ended May 31, 2006
  Shares sold .......................         121,424    $   1,265,577
  Shares issued in reinvestment .....
   of distributions .................          63,697          663,312
  Shares redeemed ...................        (317,819)      (3,308,293)
                                         -----------------------------
  Net increase (decrease) ...........        (132,698)   $  (1,379,404)
                                         =============================
Year ended May 31, 2005
  Shares sold .......................         468,454    $   4,777,025
  Shares issued in reinvestment
   of distributions .................          74,133          759,522
  Shares redeemed ...................        (340,467)      (3,479,794)
                                         -----------------------------
  Net increase (decrease) ...........         202,120    $   2,056,753
                                         =============================


52 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         -----------------------------
                                              FRANKLIN CALIFORNIA
                                           HIGH YIELD MUNICIPAL FUND
                                         -----------------------------
                                            SHARES          AMOUNT
                                         -----------------------------
CLASS C SHARES:
Year ended May 31, 2006
  Shares sold ........................      8,609,116    $  89,498,866
   Shares issued in  reinvestment
    of distributions .................        325,944        3,389,940
  Shares redeemed ....................     (2,076,150)     (21,576,863)
                                         -----------------------------
  Net increase (decrease) ............      6,858,910    $  71,311,943
                                         =============================
Year ended May 31, 2005
  Shares sold ........................      4,620,543    $  47,463,282
  Shares issued in reinvestment
    of distributions .................        234,815        2,404,692
  Shares redeemed ....................     (1,248,020)     (12,759,579)
                                         -----------------------------
  Net increase (decrease) ............      3,607,338    $  37,108,395
                                         =============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
 SUBSIDIARY                                                              AFFILIATION
-----------------------------------------------------------------------------------------------
 Franklin Advisers, Inc. (Advisers)                                     Investment manager
 Franklin Templeton Services, LLC (FT Services)                         Administrative manager
 Franklin Templeton Distributors, Inc. (Distributors)                   Principal underwriter
 Franklin Templeton Investor Services, LLC (Investor Services)          Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

----------------------------------------------------------------------------
 ANNUALIZED FEE RATE    NET ASSETS
----------------------------------------------------------------------------
       0.625%           Up to and including $100 million
       0.500%           Over $100 million, up to and including $250 million
       0.450%           Over $250 million, up to and including $10 billion
       0.440%           Over $10 billion, up to and including $12.5 billion
       0.420%           Over $12.5 billion, up to and including $15 billion
       0.400%           Over $15 billion, up to and including $17.5 billion
       0.380%           Over $17.5 billion, up to and including $20 billion
       0.360%           In excess of $20 billion


                                                              Annual Report | 53

FRANKLIN MUNICIPAL SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of its average daily net assets as follows:

                                   ------------------------------------------
                                   FRANKLIN CALIFORNIA     FRANKLIN TENNESSEE
                                        HIGH YIELD             MUNICIPAL
                                      MUNICIPAL FUND           BOND FUND
                                   ------------------------------------------
Class A ........................          0.15%                  0.15%

Distributors has set the current rate at 0.10% per year for each of the Funds.

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the fund's compensation distribution plans, the fund pays Distributors for costs incurred in connection with the sale and distribution of the fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                   -------------------
                                   FRANKLIN CALIFORNIA
                                       HIGH YIELD
                                     MUNICIPAL FUND
                                   -------------------
Class B ........................          0.65%
Class C ........................          0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                              -----------------------------------------
                                                              FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                                                  HIGH YIELD             MUNICIPAL
                                                                MUNICIPAL FUND           BOND FUND
                                                              -----------------------------------------
Sales charges received a ...................................            $ 662,681             $ 119,335
Contingent deferred sales charges retained .................            $ 140,678             $   4,657

a Net of commissions paid to unaffiliated broker/dealers.


54 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                                              -----------------------------------------
                                                              FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                                                  HIGH YIELD             MUNICIPAL
                                                                MUNICIPAL FUND           BOND FUND
                                                              -----------------------------------------
Transfer agent fees.........................................            $ 199,584              $ 26,239

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Tennessee Municipal Bond Fund, Advisers agreed in advance to voluntarily waive a portion of management fees. Total expenses waived by Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. INCOME TAXES

At May 31, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended May 31, 2006, the Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund utilized $497,091 and $52,691, respectively, of capital loss carryforwards. At May 31, 2006, the capital loss carryforwards were as follows:

                                                              -----------------------------------------
                                                              FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                                                  HIGH YIELD             MUNICIPAL
                                                                MUNICIPAL FUND           BOND FUND
                                                              -----------------------------------------
Capital loss carryforwards expiring in:
 2008........................................................      $    7,867,595        $      491,071
 2009........................................................          31,858,136             1,676,320
 2010........................................................           4,003,471               480,932
 2011........................................................                  --                95,080
 2012........................................................           7,294,061               984,101
 2013........................................................           2,650,186               422,643
                                                              -----------------------------------------
                                                                   $   53,673,449        $    4,150,147
                                                              =========================================

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2006, the Franklin California High Yield Municipal Fund deferred realized capital losses of $1,008,876.


                                                              Annual Report | 55

FRANKLIN MUNICIPAL SECURITIES TRUST

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended May 31, 2006 and 2005, was as follows:

                                                              -----------------------------------------------------------
                                                                  FRANKLIN CALIFORNIA             FRANKLIN TENNESSEE
                                                               HIGH YIELD MUNICIPAL FUND          MUNICIPAL BOND FUND
                                                              -----------------------------------------------------------
                                                                  2006           2005            2006             2005
                                                              -----------------------------------------------------------
Distributions paid from tax exempt income ..................  $ 52,517,904    $ 40,585,477    $ 5,617,732     $ 4,912,395
                                                              ===========================================================

At May 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                              -----------------------------------------
                                                              FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                                                  HIGH YIELD             MUNICIPAL
                                                                MUNICIPAL FUND           BOND FUND
                                                              -----------------------------------------
Cost of investments .........................................     $ 1,257,615,663        $  138,938,591
                                                              =========================================

Unrealized appreciation......................................     $    52,171,983        $    5,449,033
Unrealized depreciation......................................          (5,226,462)             (373,668)
                                                              -----------------------------------------
Net unrealized appreciation (depreciation)                        $    46,945,521        $    5,075,365
                                                              =========================================
Distributable earnings - undistributed tax exempt income.....     $       669,681        $       52,971
                                                              =========================================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2006, were as follows:

                                                              -----------------------------------------
                                                              FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                                                  HIGH YIELD             MUNICIPAL
                                                                MUNICIPAL FUND           BOND FUND
                                                              -----------------------------------------
Purchases...................................................      $   450,347,057        $   28,664,387
Sales.......................................................      $   115,221,566        $    3,213,000

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin California High Yield Municipal Fund has 40.72% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


56 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

6. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2006, the value of this security was $1,768,132, representing 0.14% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective states. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.


                                                              Annual Report | 57

FRANKLIN MUNICIPAL SECURITIES TRUST

8. REGULATORY MATTERS (CONTINUED)

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. Disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan is expected to occur by the end of July 2006, or shortly thereafter. The Trust did not participate in the December 13, 2004 SEC Order. The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. When approved, disbursements of settlement monies relating to the August 2, 2004 SEC Order will be made promptly in accordance with the terms and conditions of that order.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


58 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN MUNICIPAL SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the "Funds") at May 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 13, 2006


                                                              Annual Report | 59

FRANKLIN MUNICIPAL SECURITIES TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2006. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2007, shareholders will be notified of amounts for use in preparing their 2006 income tax returns.


60 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION     TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee      Since 1991         141                          Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)      Trustee      Since 1991         142                          None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee      Since 1998         137                          Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                     ration and refining of oil and gas),
                                                                                             H.J. Heinz Company (processed foods
                                                                                             and allied products), RTI International
                                                                                             Metals, Inc. (manufacture and distri-
                                                                                             bution of titanium), Canadian National
                                                                                             Railway (railroad), and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee      Since 1991         114                          Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 61

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION     TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)        Trustee      Since 1993         141                          Director, Martek Biosciences
One Franklin Parkway                                                                         Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                     (biotechnology), and Overstock.com
                                                                                             (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication
                                                                                             Corporation (subsequently known as
                                                                                             MCI WorldCom, Inc. and WorldCom,
                                                                                             Inc.) (communications services)
                                                                                             (1988-2002), White Mountains
                                                                                             Insurance Group, Ltd. (holding com-
                                                                                             pany) (1987-2004) and Spacehab,
                                                                                             Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee      Since 2005         104                          Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                     ration and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service); and
                                                                                             FORMERLY, Director, Becton Dickinson
                                                                                             and Company (medical technology),
                                                                                             Cooper Industries, Inc. (electrical
                                                                                             products and tools and hardware),
                                                                                             Health Net, Inc. (formerly, Foundation
                                                                                             Health) (integrated managed care),
                                                                                             The Hertz Corporation, Pacific
                                                                                             Southwest Airlines, The RCA
                                                                                             Corporation, Unicom (formerly,
                                                                                             Commonwealth Edison), UAL
                                                                                             Corporation (airlines) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)           Trustee      Since February     39                           None
One Franklin Parkway                         2006
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating
Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President -
Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest
Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
------------------------------------------------------------------------------------------------------------------------------------


62 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION     TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)        Trustee      Trustee since      22                           None
One Franklin Parkway San        and          1993 and Vice
Mateo, CA 94403-1906            Vice         President 1991
                                President
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee      Trustee since      141                          None
One Franklin Parkway San        and          1991 and
Mateo, CA 94403-1906            Chairman     Chairman of
                                of the       the Board
                                Board        since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.(1940)  Trustee,     Trustee since      123                          None
One Franklin Parkway            President    1991 and
San Mateo, CA 94403-1906        and Chief    President
                                Executive    since 1993 and
                                Officer-     Chief Executive
                                Investment   Officer -
                                Management   Investment
                                             Management
                                             since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)    Vice         Since 1999         Not Applicable               Not Applicable
One Franklin Parkway San        President
Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief        Chief Compliance   Not Applicable               Not Applicable
One Franklin Parkway            Compliance   Officer since
San Mateo, CA 94403-1906        Officer      2004 and Vice
                                and Vice     President -
                                President    AML Compliance
                                - AML        since February
                                Compliance   2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 63

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION     TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer    Since 2004         Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior       Since 2002         Not Applicable               Not Applicable
500 East Broward Blvd.          Vice
Suite 2100                      President
Fort Lauderdale,                and Chief
FL 33394-3091                   Executive
                                Officer -
                                Finance
                                and
                                Administ-
                                ration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment compa- nies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice         Since 2000         Not Applicable               Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice         Since 2000         Not Applicable               Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities
and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)        Vice         Since March 2006   Not Applicable               Not Applicable
One Franklin Parkway San Mateo, President    and Secretary
CA 94403-1906                   and          since May 2006
                                Secretary
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


64 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION     TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice         Since              Not Applicable               Not Applicable
One Franklin Parkway            President    October
San Mateo, CA 94403-1906                     2005
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief        Since 2004         Not Applicable               Not Applicable
500 East Broward Blvd.          Financial
Suite 2100                      Officer
Fort Lauderdale,                and
FL 33394-3091                   Chief
                                Accounting
                                Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)             Vice         Since 1999         Not Applicable               Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 65

FRANKLIN MUNICIPAL SECURITIES TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the


66 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND - The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2005, and the previous ten years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return during 2005, as shown in the Lipper report, and for the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2005 was in the highest quintile of its performance universe and for the previous three-, five- and ten-year periods on an annualized basis was also in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.


                                                              Annual Report | 67

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN TENNESSEE MUNICIPAL BOND FUND - The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2005, and the previous ten years ended that date in comparison with a performance universe consisting of all retail and institutional Tennessee municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return in 2005, as shown in the Lipper report was in the highest quintile of its performance universe, and during each of the previous three-, five- and ten-year periods on an annualized basis was either in the highest or second-highest quintile of such universe. The Lipper report also showed that the Fund's total return during 2005 and for each of the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee and total expenses for comparative consistency, were shown by Lipper for Fund Class A shares in the case of Franklin California High Yield Municipal Fund. The results of such expense comparisons showed the effective management fee rates and actual expenses of Franklin California High Yield Municipal Fund were in the least expensive quintile of its Lipper expense group. The effective management fee rate for Franklin Tennessee Municipal Bond Fund was shown to be in the second most expensive quintile of its expense group, but within three basis points of the group median, while its actual total expenses were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies


68 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management.The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on assets in excess of $250 million with additional breakpoints beginning at the $10 billion level. At December 31, 2005, the net assets of Franklin California High Yield Municipal Fund were approximately $1.1 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $135 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for both Funds provided a sharing of benefits with the Funds and their shareholders.


                                                              Annual Report | 69

FRANKLIN MUNICIPAL SECURITIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


70 | Annual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return
Fund Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

     [LOGO](R)
 FRANKLIN TEMPLETON                   One Franklin Parkway
    INVESTMENTS                       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUNICIPAL
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN A2006 07/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $37,016 for the fiscal year ended May 31, 2006 and $33,727 for the fiscal year ended May 31, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $752 for the fiscal year ended May 31, 2006 and $0 for the fiscal year ended May 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,109 for the fiscal year ended May 31, 2006 and $4,500 for the fiscal year ended May 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended May 31, 2006 and $4,500 for the fiscal year ended May 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    July 27, 2006